--------------------------------------------------------------------------------
[BEAR STEARNS LOGO OMITTED]      April 7, 2005     [MORGAN STANLEY LOGO OMITTED]
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                                 CMBS NEW ISSUE

                              COLLATERAL TERM SHEET

                                 --------------

                                 $1,055,718,000
                                  (APPROXIMATE)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                                  AS DEPOSITOR

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                        PRINCIPAL COMMERCIAL FUNDING, LLC
                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                            AS MORTGAGE LOAN SELLERS

                                 --------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

                                 --------------

BEAR, STEARNS & CO. INC.                                          MORGAN STANLEY
CO-LEAD BOOKRUNNING MANAGER                          CO-LEAD BOOKRUNNING MANAGER

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

TRANSACTION FEATURES

o    Sellers:

------------------------------------------------------------------------------------------------------------------
                                                                       NO. OF    NO. OF    CUT-OFF DATE   % OF
 SELLERS                                                               LOANS   PROPERTIES   BALANCE ($)   POOL
------------------------------------------------------------------------------------------------------------------

 Morgan Stanley Mortgage Capital Inc.                                    29        29      363,098,802    32.4
 Principal Commercial Funding, LLC                                       59        60      312,986,983    27.9
 Bear Stearns Commercial Mortgage, Inc.                                  27        27      234,014,353    20.9
 Wells Fargo Bank, National Association                                  40        65      148,198,000    13.2
 Bear Stearns Commercial Mortgage, Inc. / Wells Fargo Bank, National      1         1       63,315,000     5.6
 Association
------------------------------------------------------------------------------------------------------------------
 TOTAL:                                                                 156       182    1,121,613,138   100.0
------------------------------------------------------------------------------------------------------------------

o    Loan Pool:

     o    Average Cut-off Date Balance: $7,189,828

     o    Largest Mortgage Loan by Cut-off Date Balance: $85,000,000

     o    Five largest and ten largest loans: 29.6% and 41.1% of pool, respectively

o    Credit Statistics:

     o    Weighted average debt service coverage ratio of 1.98x

     o    Weighted average current loan-to-value ratio of 59.3%; weighted average balloon loan-to-value ratio of 50.9%

o    Property Types:

           [PIE CHART DEPICTING PERCENTAGES BY PROPERTY TYPE OMITTED]

                Retail                                  42.8%
                Multifamily                             21.7%
                Office                                  19.7%
                Industrial                               7.8%
                Hospitality                              4.8%
                Other                                    1.6%
                Self Storage                             1.3%
                Manufactured Housing Community           0.2%

                Notes: "Other" collateral consists of Mixed Use,
                Parking Garage and Day Care Facility.

o    Call Protection: (as applicable)

     o    70.9% of the pool (116 loans) has a lockout period ranging from 23 to
          47 payments from origination, then defeasance provisions.

     o    18.8% of the pool (19 loans) has a lockout period ranging from 24 to
          47 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%.

     o    0.7% of the pool (1 loan) has a lockout period of 37 payments from origination, then the greater of yield maintenance and a prepayment premium of 3.0%.

     o    8.8 % of the pool (19 loans) has a lockout period ranging from 24 to
          35 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%, and also permit defeasance two years following securitization.

     o    0.8 % of the pool (1 loan) is freely prepayable with the greater of yield maintenance and a prepayment premium of 1.0%.

o    Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Paying
     Agent in addition to detailed payment and delinquency information.
     Information provided by the Paying Agent is expected to be available at
     www.ctslink.com/cmbs. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the Paying
     Agent's website.

o    Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

o    Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

OFFERED CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------------
            INITIAL
          CERTIFICATE                                                                                                   CERTIFICATE
          BALANCE OR                                                                   EXPECTED FINAL     INITIAL        PRINCIPAL
           NOTIONAL        SUBORDINATION      RATINGS        AVERAGE       PRINCIPAL    DISTRIBUTION    PASS-THROUGH     TO VALUE
CLASS      AMOUNT(1)           LEVELS     (FITCH/MOODY'S)   LIFE(2)(3)   WINDOW(2)(4)      DATE(2)         RATE(5)       RATIO(6)
------ ------------------ --------------- ----------------- ----------- -------------- -------------- ---------------- -------------

A-1       $69,500,000          17.000%       AAA / Aaa         2.99         1 - 54       10/13/09          [ ]%           49.2%
------ ------------------ --------------- ----------------- ----------- -------------- -------------- ---------------- -------------
A-2      $121,900,000          17.000%       AAA / Aaa         4.59        54 - 60        4/13/10          [ ]%           49.2%
------ ------------------ --------------- ----------------- ----------- -------------- -------------- ---------------- -------------
A-3       $41,600,000          17.000%       AAA / Aaa         6.73        79 - 83        3/13/12          [ ]%           49.2%
------ ------------------ --------------- ----------------- ----------- -------------- -------------- ---------------- -------------
A-AB     $105,700,000          17.000%       AAA / Aaa         7.82        60 - 111       7/13/14          [ ]%           49.2%
------ ------------------ --------------- ----------------- ----------- -------------- -------------- ---------------- -------------
A-4      $592,238,000          17.000%       AAA / Aaa         9.75       111 - 120       4/13/15          [ ]%           49.2%
------ ------------------ --------------- ----------------- ----------- -------------- -------------- ---------------- -------------
X-2    $1,098,997,000(8)           ---       AAA / Aaa         5.93          ---          4/13/13      Variable Rate        ---
------ ------------------ --------------- ----------------- ----------- -------------- -------------- ---------------- -------------
A-J       $74,307,000          10.375%       AAA / Aaa        10.03       120 - 121       5/13/15          [ ]%           53.2%
------ ------------------ --------------- ----------------- ----------- -------------- -------------- ---------------- -------------
B         $29,443,000           7.750%        AA / Aa2        10.04       121 - 121       5/13/15          [ ]%           54.7%
------ ------------------ --------------- ----------------- ----------- -------------- -------------- ---------------- -------------
C          $8,412,000           7.000%       AA- / Aa3        10.04       121 - 121       5/13/15          [ ]%           55.2%
------ ------------------ --------------- ----------------- ----------- -------------- -------------- ---------------- -------------
D         $12,618,000           5.875%         A / A2         10.04       121 - 121       5/13/15          [ ]%           55.8%
------------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES (7)

-----------------------------------------------------------------------------------------------------------------------------------
            INITIAL
          CERTIFICATE                                                                                                  CERTIFICATE
          BALANCE OR                                                                EXPECTED FINAL       INITIAL        PRINCIPAL
           NOTIONAL        SUBORDINATION      RATINGS      AVERAGE      PRINCIPAL    DISTRIBUTION      PASS-THROUGH     TO VALUE
CLASS      AMOUNT(1)          LEVELS      (FITCH/MOODY'S) LIFE(2)(3)  WINDOW(2)(4)      DATE(2)          RATE(5)        RATIO(6)
------ ------------------ --------------- --------------- ----------- ------------- ---------------- ---------------- -------------

X-1    $1,121,613,137(8)          ---        AAA / Aaa        ---          ---            ---         Variable Rate       ---
------ ------------------ --------------- --------------- ----------- ------------- ---------------- ---------------- -------------
E         $11,216,000          4.875%         A- / A3       10.38       121 - 131       3/13/16            [ ]%           56.4%
------ ------------------ --------------- --------------- ----------- ------------- ---------------- ---------------- -------------
F          $9,814,000          4.000%       BBB+ / Baa1     11.17       131 - 143       3/13/17            [ ]%           56.9%
------ ------------------ --------------- --------------- ----------- ------------- ---------------- ---------------- -------------
G          $9,814,000          3.125%        BBB / Baa2     11.93       143 - 150      10/13/17            [ ]%           57.5%
------ ------------------ --------------- --------------- ----------- ------------- ---------------- ---------------- -------------
H          $8,412,000          2.375%       BBB- / Baa3     13.41       150 - 168       4/13/19            [ ]%           57.9%
------ ------------------ --------------- --------------- ----------- ------------- ---------------- ---------------- -------------
J - P     $26,639,137             ---            ---          ---          ---             ---             [ ]%           ---
-----------------------------------------------------------------------------------------------------------------------------------

Notes:    (1)  In the case of each such Class, subject to a permitted variance of plus or minus 5%.

          (2)  Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.

          (3)  Average life is expressed in terms of years.

          (4)  Principal window is the period (expressed in terms of months and commencing with the month of May 2005) during which distributions of principal are expected to be made to the holders of each designated Class.

          (5)  The Class A-1, A-2, A-3, A-AB, A-4, A-J, B, C, D, E, F, G and H
               Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage which percentage may be zero. The Class X-1 and X-2 Certificates will accrue interest at a variable rate as described herein. The Class X-1 and X-2 Certificates will be collectively known as the "Class X
               Certificates."

          (6)  Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and the Certificate Balances of
               all Classes (if any) that are senior to such Class by the
               quotient of the aggregate pool balance and the weighted average pool loan to value ratio, calculated as described herein. The
               Class A-1, A-2, A-3, A-AB and A-4 Certificate Principal to Value
               Ratio is calculated based upon the aggregate of the Class A-1,
               A-2, A-3, A-AB and A-4 Certificate Balances.

          (7)  Certificates to be offered privately pursuant to Rule 144A.

          (8)  The Class X-1 and Class X-2 Notional Amounts are defined herein and in the Prospectus Supplement.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

I. ISSUE CHARACTERISTICS

   Issue Type:                    Public: Classes A-1, A-2, A-3, A-AB, A-4, X-2,
                                  A-J, B, C, and D (the "Offered Certificates")

                                  Private (Rule 144A): Classes X-1, E, F, G, H,
                                  J, K, L, M, N, O and P

   Securities Offered:            $1,055,718,000 monthly pay, multi-class,
                                  commercial mortgage REMIC Pass-Through
                                  Certificates, including nine principal and
                                  interest classes (Classes A-1, A-2, A-3, A-AB,
                                  A-4, A-J, B, C, and D) and one interest-only
                                  strip (Class X-2)

   Sellers:                       Morgan Stanley Mortgage Capital Inc.,
                                  Principal Commercial Funding, LLC, Bear
                                  Stearns Commercial Mortgage, Inc., and Wells
                                  Fargo Bank, National Association

   Co-lead Bookrunning Managers:  Bear, Stearns & Co. Inc. and Morgan Stanley &
                                  Co. Incorporated

   Master Servicer:               Wells Fargo Bank, National Association

   Primary Servicers:             Principal Global Investors, LLC (with respect
                                  to the individual loans sold by Principal
                                  Commercial Funding, LLC); Wells Fargo Bank,
                                  National Association (with respect to the
                                  individual loans sold by it, Bear Stearns
                                  Commercial Mortgage, Inc., and Morgan Stanley
                                  Mortgage Capital Inc.)

   Special Servicer:              ARCap Servicing, Inc.

   Trustee:                       LaSalle Bank National Association

   Paying Agent and Registrar:    Wells Fargo Bank, National Association

   Cut-Off Date:                  April 1, 2005 (or with respect to any mortgage
                                  loan originated in April 2005 that has its
                                  first scheduled payment date in June 2005, the
                                  date of origination). For purposes of the
                                  information contained in this term sheet,
                                  scheduled payments due in April 2005 with
                                  respect to mortgage loans not having payment
                                  dates on the first of each month have been
                                  deemed received on April 1, 2005, not the
                                  actual day on which such scheduled payments
                                  were due.

   Expected Closing Date:         On or about April 28, 2005

   Distribution Dates:            The 13th of each month, commencing in May 2005
                                  (or if the 13th is not a business day, the
                                  next succeeding business day)

   Advancing:                     The Master Servicer is required to advance
                                  delinquent monthly mortgage payments to the
                                  extent recoverable. If the Master Servicer
                                  determines that a previously made advance is
                                  not recoverable, the Master Servicer will
                                  reimburse itself from the Certificate Account
                                  for the amount of the advance, plus interest.
                                  The reimbursement will be taken first from
                                  principal distributable on the Certificates
                                  and then interest. The Master Servicer has
                                  discretion to defer to later periods any
                                  reimbursements that would be taken from
                                  interest on the Certificates. Reimbursement
                                  for previously made recoverable advances
                                  deferred pursuant to a workout will be taken
                                  from principal distributable on the
                                  Certificates.

   Minimum Denominations:         $25,000 for the Class A-1, A-2, A-3, A-AB,
                                  A-4, and A-J Certificates, $1,000,000 notional
                                  for X-2 certificates and $100,000 for all
                                  other Offered Certificates and in multiples of
                                  $1 thereafter

   Settlement Terms:              DTC, Euroclear and Clearstream, same day
                                  funds, with accrued interest

   Legal/Regulatory Status:       Classes A-1, A-2, A-3, A-AB, A-4, X-2, A-J, B,
                                  C, and D are expected to be eligible for
                                  exemptive relief under ERISA. No Class of
                                  Certificates is SMMEA eligible.

   Risk Factors:                  THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                  NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                  "RISK FACTORS" SECTION OF THE PROSPECTUS
                                  SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                  THE PROSPECTUS

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

II. STRUCTURE CHARACTERISTICS

The Class A-1, A-2, A-3, A-AB, A-4, A-J, B, C, D, E, F, G and H Certificates
will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage which percentage may be zero. The pass-through rate applicable to the Class J through Class P
Certificates will, at all times, be a per annum rate equal to the lesser of [ ]%
and the weighted average net mortgage rate. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

IO STRUCTURE:

        [DIAGRAM LISTING CLASSES, RATINGS, INITIAL CERTIFICATE BALANCES
                      AND DEPICTING IO STRUCTURE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

Class X-1 and X-2 Notional    The Notional Amount of the Class X-1 Certificates
Balances:                     will be equal to the aggregate of the Certificate
                              Balances of the classes of Principal Balance
                              Certificates outstanding from time to time. The
                              Notional Amount of the Class X-2 Certificates will
                              equal:

                                o  during the period from the Closing Date
                                   through and including the Distribution Date
                                   occurring in April 2006, the sum of (a) the
                                   lesser of $60,905,000 and the Certificate
                                   Balance of the Class A-1 Certificates
                                   outstanding from time to time and (b) the
                                   aggregate of the Certificate Balances of the
                                   Class A-2, Class A-3, Class A-AB, Class A-4,
                                   Class A-J, Class B, Class C, Class D, Class
                                   E, Class F, Class G, Class H, Class J, Class
                                   K and Class L Certificates outstanding from
                                   time to time;

                                o  during the period following the Distribution
                                   Date occurring in April 2006 through and
                                   including the Distribution Date occurring in
                                   April 2007, the sum of (a) the lesser of
                                   $11,640,000 and the Certificate Balance of
                                   the Class A-1 Certificates outstanding from
                                   time to time, (b) the aggregate of the
                                   Certificate Balances of the Class A-2, Class
                                   A-3, Class A-AB, Class A-4, Class A-J, Class
                                   B, Class C, Class D, Class E, Class F, Class
                                   G, Class H and Class J Certificates
                                   outstanding from time to time and (c) the
                                   lesser of $859,000 and the Certificate
                                   Balance of the Class K Certificates
                                   outstanding from time to time;

                                o  during the period following the Distribution
                                   Date occurring in April 2007 through and
                                   including the Distribution Date occurring in
                                   April 2008, the sum of (a) the lesser of
                                   $83,240,000 and the Certificate Balance of
                                   the Class A-2 Certificates outstanding from
                                   time to time, (b) the aggregate of the
                                   Certificate Balances of the Class A-3, Class
                                   A-AB, Class A-4, Class A-J, Class B, Class C,
                                   Class D, Class E and Class F Certificates
                                   outstanding from time to time and (c) the
                                   lesser of $1,293,000 and the Certificate
                                   Balance of the Class G Certificates
                                   outstanding from time to time;

                                o  during the period following the Distribution
                                   Date occurring in April 2008 through and
                                   including the Distribution Date occurring in
                                   April 2009, the sum of (a) the lesser of
                                   $33,750,000 and the Certificate Balance of
                                   the Class A-2 Certificates outstanding from
                                   time to time, (b) the aggregate of the
                                   Certificate Balances of the Class A-3, Class
                                   A-AB, Class A-4, Class A-J, Class B, Class C
                                   and Class D Certificates outstanding from
                                   time to time and (c) the lesser of $1,841,000
                                   and the Certificate Balance of the Class E
                                   Certificates outstanding from time to time;

                                o  during the period following the Distribution
                                   Date occurring in April 2009 through and
                                   including the Distribution Date occurring in
                                   April 2010, the sum of (a) the lesser of
                                   $30,282,000 and the Certificate Balance of
                                   the Class A-AB Certificates outstanding from
                                   time to time, (b) the aggregate of the
                                   Certificate Balances of the Class A-4, Class
                                   A-J and Class B Certificates outstanding from
                                   time to time and (c) the lesser of $4,586,000
                                   and the Certificate Balance of the Class C
                                   Certificates outstanding from time to time;

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

                                o  during the period following the Distribution
                                   Date occurring in April 2010 through and
                                   including the Distribution Date occurring in
                                   April 2011, the sum of (a) the lesser of
                                   $583,581,000 and the Certificate Balance of
                                   the Class A-4 Certificates outstanding from
                                   time to time, (b) the Certificate Balance of
                                   the Class A-J Certificates outstanding from
                                   time to time and (c) the lesser of
                                   $18,550,000 and the Certificate Balance of
                                   the Class B Certificates outstanding from
                                   time to time;

                                o  during the period following the Distribution
                                   Date occurring in April 2011 through and
                                   including the Distribution Date occurring in
                                   April 2012, the sum of (a) the lesser of
                                   $521,707,000 and the Certificate Balance of
                                   the Class A-4 Certificates outstanding from
                                   time to time, (b) the Certificate Balance of
                                   the Class A-J Certificates outstanding from
                                   time to time and (c) the lesser of $4,298,000
                                   and the Certificate Balance of the Class B
                                   Certificates outstanding from time to time;

                                o  during the period following the Distribution
                                   Date occurring in April 2012 through and
                                   including the Distribution Date occurring in
                                   April 2013, the sum of (a) the lesser of
                                   $482,514,000 and the Certificate Balance of
                                   the Class A-4 Certificates outstanding from
                                   time to time and (b) the lesser of
                                   $65,906,000 and the Certificate Balance of
                                   the Class A-J Certificates outstanding from
                                   time to time;

                                o  Following the Distribution Date occurring in
                                   April 2013, $0.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

Class X-1 Pass-Through Rate:
                              The Pass-Through Rate applicable to the Class X-1
                              Certificates for the initial Distribution Date
                              will equal approximately [ ]% per annum. The
                              Pass-Through Rate applicable to the Class X-1
                              Certificates for each Distribution Date subsequent
                              to the initial Distribution Date will equal the
                              weighted average of the respective strip rates
                              (the "Class X-1 Strip Rates") at which interest
                              accrues from time to time on the respective
                              components of the total Notional Amount of the
                              Class X-1 Certificates outstanding immediately
                              prior to the related Distribution Date (weighted
                              on the basis of the respective balances of such
                              components outstanding immediately prior to such
                              Distribution Date). Each of those components will
                              be comprised of all or a designated portion of the
                              Certificate Balance of one of the classes of the
                              Principal Balance Certificates. In general, the
                              Certificate Balance of each class of Principal
                              Balance Certificates will constitute a separate
                              component of the total Notional Amount of the
                              Class X-1 Certificates; provided that, if a
                              portion, but not all, of the Certificate Balance
                              of any particular class of Principal Balance
                              Certificates is identified under "--Certificate
                              Balances" in the prospectus supplement as being
                              part of the total Notional Amount of the Class X-2
                              Certificates immediately prior to any Distribution
                              Date, then that identified portion of such
                              Certificate Balance will also represent one or
                              more separate components of the total Notional
                              Amount of the Class X-1 Certificates for purposes
                              of calculating the accrual of interest for the
                              related Distribution Date, and the remaining
                              portion of such Certificate Balance will represent
                              one or more other separate components of the Class
                              X-1 Certificates for purposes of calculating the
                              accrual of interest for the related Distribution
                              Date. For any Distribution Date occurring in or
                              before April 2013, on any particular component of
                              the total Notional Amount of the Class X-1
                              Certificates immediately prior to the related
                              Distribution Date, the applicable Class X-1 Strip
                              Rate will be calculated as follows:

                                o  if such particular component consists of the
                                   entire Certificate Balance (or a designated
                                   portion of that certificate balance) of any
                                   class of Principal Balance Certificates, and
                                   if such entire Certificate Balance (or that
                                   designated portion) also constitutes a
                                   component of the total Notional Amount of the
                                   Class X-2 Certificates immediately prior to
                                   the related Distribution Date, then the
                                   applicable Class X-1 Strip Rate will equal
                                   the excess, if any, of (a) the Weighted
                                   Average Net Mortgage Rate for such
                                   Distribution Date, over (b) the greater of
                                   (i) the rate per annum corresponding to such
                                   Distribution Date as set forth on Schedule B
                                   attached to the prospectus supplement and
                                   (ii) the Pass-Through Rate for such
                                   Distribution Date for such class of Principal
                                   Balance Certificates; and

                                o  if such particular component consists of the
                                   entire Certificate Balance (or a designated
                                   portion of that certificate balance) of any
                                   class of Principal Balance Certificates, and
                                   if such entire Certificate Balance (or that
                                   designated portion) does not also constitute
                                   a component of the total Notional Amount of
                                   the Class X-2 Certificates immediately prior
                                   to the related Distribution Date, then the
                                   applicable Class X-1 Strip Rate will equal
                                   the excess, if any, of (a) the Weighted
                                   Average Net Mortgage Rate for such
                                   Distribution Date, over (b) the Pass-Through
                                   Rate for such Distribution Date for such
                                   class of Principal Balance Certificates.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

                              For any Distribution Date occurring after April
                              2013, the Certificate Balance of each class of
                              Principal Balance Certificates will constitute a
                              separate component of the total Notional Amount of
                              the Class X-1 Certificates, and the applicable
                              Class X-1 Strip Rate with respect to each such
                              component for each such Distribution Date will
                              equal the excess, if any, of (a) the Weighted
                              Average Net Mortgage Rate for such Distribution
                              Date, over (b) the Pass-Through Rate for such
                              Distribution Date for such class of Principal
                              Balance Certificates. Under no circumstances will
                              any Class X-1 Strip Rate be less than zero.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

Class X-2 Pass-Through Rate:  The Pass-Through Rate applicable to the Class X-2
                              Certificates for the initial Distribution Date
                              will equal approximately [ ]% per annum. The
                              Pass-Through Rate applicable to the Class X-2
                              Certificates for each Distribution Date subsequent
                              to the initial Distribution Date and on or before
                              the Distribution Date in April 2013 will equal the
                              weighted average of the respective strip rates
                              (the "Class X-2 Strip Rates") at which interest
                              accrues from time to time on the respective
                              components of the total Notional Amount of the
                              Class X-2 Certificates outstanding immediately
                              prior to the related Distribution Date (weighted
                              on the basis of the respective balances of such
                              components outstanding immediately prior to such
                              Distribution Date). Each of those components will
                              be comprised of all or a designated portion of the
                              Certificate Balance of a specified class of
                              Principal Balance Certificates. If all or a
                              designated portion of the Certificate Balance of
                              any class of Principal Balance Certificates is
                              identified under "--Certificate Balances" in the
                              prospectus supplement as being part of the total
                              Notional Amount of the Class X-2 Certificates
                              immediately prior to any Distribution Date, then
                              that Certificate Balance (or designated portion of
                              it) will represent one or more separate components
                              of the total Notional Amount of the Class X-2
                              Certificates for purposes of calculating the
                              accrual of interest for the related Distribution
                              Date. For any Distribution Date occurring in or
                              before April 2013, on any particular component of
                              the total Notional Amount of the Class X-2
                              Certificates immediately prior to the related
                              Distribution Date, the applicable Class X-2 Strip
                              Rate will equal the excess, if any, of:

                                o  the lesser of (a) the rate per annum
                                   corresponding to such Distribution Date as
                                   set forth on Schedule B attached to the
                                   prospectus supplement and (b) the Weighted
                                   Average Net Mortgage Rate for such
                                   Distribution Date, over

                                o  the Pass-Through Rate for such Distribution
                                   Date for the class of Principal Balance
                                   Certificates whose Certificate Balance, or a
                                   designated portion of it, comprises such
                                   component.

                              Under no circumstances will any Class X-2 Strip
                              Rate be less than zero.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       10

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

Prepayment Premium Allocation:  Mortgage Loan during any particular Collection
                                Period will be distributed to the holders of
                                each Class of Principal Balance Certificates
                                (other than an excluded class as defined below)
                                then entitled to distributions of principal on
                                such Distribution Date in an amount equal to the
                                lesser of (i) such Prepayment Premium/Yield
                                Maintenance Charge and (ii) the Prepayment
                                Premium/Yield Maintenance Charge multiplied by
                                the product of (a) a fraction, the numerator of
                                which is equal to the amount of principal
                                distributed to the holders of that Class on the
                                Distribution Date, and the denominator of which
                                is the total principal distributed on that
                                distribution date, and (b) a fraction not
                                greater than one, the numerator of which is
                                equal to the excess, if any, of the Pass-Through
                                Rate applicable to that Class, over the relevant
                                Discount Rate (as defined in the Prospectus
                                Supplement), and the denominator of which is
                                equal to the excess, if any, of the Mortgage
                                Rate of the Mortgage Loan that prepaid, over the
                                relevant Discount Rate.

                                The portion, if any, of the Prepayment
                                Premium/Yield Maintenance Charge remaining after
                                such payments to the holders of the Principal
                                Balance Certificates will be distributed to the
                                holders of the Class X-1 Certificates and Class
                                X-2 Certificates based on an [_______] ratio
                                through the Distribution Date in [_______].
                                After the Distribution Date in [_______] all
                                Prepayment Premium/Yield Maintenance charges
                                remaining after such payments to the holders of
                                the Principal Balance Certificates will be
                                distributed to the Class X-1 Certificates. For
                                the purposes of the foregoing, the Class J
                                Certificates and below are the excluded classes.
                                The following is an example of the Prepayment
                                Premium Allocation under (ii) above based on the
                                information contained herein and the following
                                assumptions:

                                o  Two Classes of Certificates: Class A-2 and X

                                o  The characteristics of the Mortgage Loan
                                   being prepaid are as follows:

                                   -   Mortgage Rate:  5.50%

                                   -   Maturity Date:  10 years

                                o  The Discount Rate is equal to 4.00%

                                o  The Class A-2 Pass-Through Rate is equal to
                                   4.25%

                             CLASS A-2 CERTIFICATES
------------------------------------------------------------------------------
                                                                    YIELD
                                                                 MAINTENANCE
                     METHOD                       FRACTION        ALLOCATION
                                                --------------  --------------
                                                  CLASS A-2       CLASS A-2
                                                --------------  --------------
 (Class A-2 Pass-Through Rate - Discount Rate)   (4.25%-4.00%)       16.67%
 ---------------------------------------------   -------------
        (Mortgage Rate -Discount Rate)           (5.50%-4.00%)

                             CLASS X CERTIFICATE
------------------------------------------------------------------------------
                                                                     YIELD
                                                                  MAINTENANCE
                     METHOD                     FRACTION           ALLOCATION
       ----------------------------------     -------------     ---------------
           1 - Class A-2 YM Allocation         1 - 16.67%            83.33%

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       11

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

III.  SELLERS      Morgan Stanley Mortgage Capital Inc. ("MSMC")

                   The Mortgage Pool includes 29 Mortgage Loans, representing
                   32.4% of the Initial Pool Balance, that were originated by or on behalf of MSMC or purchased from a third party.

                   MSMC is subsidiary of Morgan Stanley & Co. Incorporated and was formed to originate and purchase mortgage loans secured by commercial and multifamily real estate.

                   Principal Commercial Funding, LLC ("PCF")

                   The Mortgage Pool includes 59 Mortgage Loans, representing
                   27.9% of the Initial Pool Balance, that were originated by
                   PCF and/or its affiliates.

                   PCF is a wholly owned subsidiary of Principal Global
                   Investors, LLC, which is a wholly owned subsidiary of
                   Principal Life Insurance Company. PCF was formed as a
                   Delaware limited liability company to originate and acquire loans secured by commercial and multi-family real estate.
                   Each of the PCF loans was originated and underwritten by PCF and/or its affiliates.

                   Bear Stearns Commercial Mortgage, Inc. ("BSCMI")*

                   The Mortgage Pool includes 27 Mortgage Loans, representing
                   20.9% of the Initial Pool Balance, that were originated by
                   BSCMI and/or its affiliates.

                   BSCMI originates loans secured by retail, office, industrial, multifamily, self-storage and hotel properties as well as
                   manufactured housing communities located in the United
                   States. BSCMI and its affiliates originate and underwrite
                   loans through four offices located throughout the United
                   States. BSCMI loan origination and underwriting professionals are all full-time BSCMI employees.

                   Wells Fargo Bank, National Association ("Wells Fargo")*

                   The Mortgage Pool includes 40 Mortgage Loans, representing
                   13.2% of the Initial Pool Balance, that were originated by
                   Wells Fargo.

                   Wells Fargo is a national banking association and affiliate of Wells Fargo & Company that provides a full range of
                   banking services to individual, agribusiness, real estate, commercial and small business customers. The loans originated by Wells Fargo were originated through its Capital Markets
                   Group.

                *With respect to Mortgage Loan No. 4, Waikele Center, Notes
                A-5, A-6, A-7 and A-8, the Waikele Center Pari Passu Loan, and
                Notes A-1, A-2, A-3 and A-4, the Waikele Center Companion
                Loan, were co-originated by BSCMI and WFB. Notes A-5, A-6, A-7 and A-8 will be included in the Trust.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       12

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

IV.  COLLATERAL DESCRIPTION

                                TEN LARGEST LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  CUT-OFF
                                                        PROPERTY      CUT-OFF DATE  UNITS/    LOAN PER   CURRENT   DATE    BALLOON
 NO.            PROPERTY NAME             CITY   STATE     TYPE          BALANCE      SF      UNIT/SF      DSCR     LTV      LTV
---- -------------------------------- ---------- ----- ------------ -------------- --------- ---------- --------- -------- --------

  1. 95 - 97 Horatio Street           New York     NY   Multifamily   $85,000,000       325   $261,538    1.49x    54.8%    54.8%
---- -------------------------------- ---------- ----- ------------ -------------- --------- ---------- --------- -------- --------
  2. 111-115 Fifth Avenue             New York     NY   Office        $75,000,000   582,602       $129    2.82x    42.9%    42.9%
---- -------------------------------- ---------- ----- ------------ -------------- --------- ---------- --------- -------- --------
  3. Boulevard at the Capital Centre  Landover     MD   Retail        $71,500,000   484,664       $148    2.39x    53.8%    53.8%
---- -------------------------------- ---------- ----- ------------ -------------- --------- ---------- --------- -------- --------
  4. Waikele Center                   Waipahu      HI   Retail        $63,315,000   521,332       $270    1.92x    70.0%    70.0%
---- -------------------------------- ---------- ----- ------------ -------------- --------- ---------- --------- -------- --------
  5. Janus World Headquarters         Denver       CO   Office        $36,750,000   160,364       $229    1.92x    65.0%    59.3%
---- -------------------------------- ---------- ----- ------------ -------------- --------- ---------- --------- -------- --------
  6. 110 - 114 Horatio Street         New York     NY   Multifamily   $31,000,000       154   $201,299    1.35x    68.9%    68.9%
---- -------------------------------- ---------- ----- ------------ -------------- --------- ---------- --------- -------- --------
  7. Chateau on the Lake              Branson      MO   Hospitality   $30,904,436       301   $102,673    2.00x    62.4%    48.5%
---- -------------------------------- ---------- ----- ------------ -------------- --------- ---------- --------- -------- --------
  8. Capitol Arms Apartments          New York     NY   Multifamily   $29,000,000       278   $104,317    2.59x    47.7%    44.0%
---- -------------------------------- ---------- ----- ------------ -------------- --------- ---------- --------- -------- --------
  9. Watertown Mall                   Watertown    MA   Retail        $20,000,000   231,201        $87    2.59x    50.0%    50.0%
---- -------------------------------- ---------- ----- ------------ -------------- --------- ---------- --------- -------- --------
 10. Vernon Circle Shopping Center    Vernon       CT   Retail        $18,750,000   240,916        $78    2.09x    69.4%    69.4%
---- -------------------------------- ---------- ----- ------------ -------------- --------- ---------- --------- -------- --------
      TOTALS/WEIGHTED AVERAGES                                       $461,219,436                         2.11x*   57.0%    55.4%
-----------------------------------------------------------------------------------------------------------------------------------

*    The weighted average DSCR after all applicable partial interest only periods is 2.04x

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       13

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

                         PARI PASSU AND COMPANION LOANS

   NO.           PROPERTY NAME       A-NOTE BALANCES          TRANSACTION             SPECIAL SERVICE  R        B-NOTE BALANCE
-------- ------------------------- ------------------ -------------------------- --------------------------- -------------------

  1.      Waikele Center             $77,385,000           MSCI 2005-TOP17             ARCap Servicing, Inc.*          NAP

                                     $63,315,000         BSCMSI 2005-TOP18             ARCap Servicing, Inc.*
-------- ------------------------- ------------------ -------------------------- --------------------------- -------------------

* Denotes lead servicer

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       14

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

CUT-OFF DATE BALANCE ($)
------------------------------------------------------------------------
                                     NO. OF        AGGREGATE
                                   MORTGAGE     CUT-OFF DATE      % OF
                                      LOANS      BALANCE ($)      POOL
------------------------------------------------------------------------
1 - 1,000,000                           7        6,216,191        0.6
1,000,001 - 2,000,000                  25       38,443,428        3.4
2,000,001 - 3,000,000                  30       75,034,503        6.7
3,000,001 - 4,000,000                  16       56,715,838        5.1
4,000,001 - 5,000,000                  20       90,857,530        8.1
5,000,001 - 6,000,000                  14       76,132,921        6.8
6,000,001 - 7,000,000                   7       44,825,685        4.0
7,000,001 - 8,000,000                  11       83,176,434        7.4
8,000,001 - 9,000,000                   5       43,688,634        3.9
9,000,001 - 10,000,000                  1        9,100,000        0.8
10,000,001 - 15,000,000                 7       86,100,834        7.7
15,000,001 - 20,000,000                 5       88,851,704        7.9
25,000,001 <=                           8      422,469,433        7.7
------------------------------------------------------------------------
TOTAL:                                156    1,121,613,138      100.0
------------------------------------------------------------------------
Min:  623,000              Max: 85,000,000         Average: 7,189,828
------------------------------------------------------------------------

STATE
------------------------------------------------------------------------
                                     NO. OF        AGGREGATE
                                  MORTGAGED     CUT-OFF DATE      % OF
                                 PROPERTIES      BALANCE ($)      POOL
------------------------------------------------------------------------
New York                              14        265,883,402         3.7
California - Southern                 19        108,720,590         9.7
California - Northern                 10         45,015,595         4.0
Maryland                               4         82,687,749         7.4
Hawaii                                 1         63,315,000         5.6
Colorado                               4         57,667,702         5.1
New Jersey                             8         51,967,629         4.6
Missouri                               5         47,797,759         4.3
Connecticut                            8         41,973,433         3.7
Texas                                 10         39,766,745         3.5
Florida                               34         36,445,620         3.2
Other States                          65        280,371,912         5.0
------------------------------------------------------------------------
 TOTAL:                              182      1,121,613,138       100.0
------------------------------------------------------------------------

PROPERTY TYPE
------------------------------------------------------------------------
                                     NO. OF        AGGREGATE
                                  MORTGAGED     CUT-OFF DATE      % OF
                                 PROPERTIES      BALANCE ($)      POOL
------------------------------------------------------------------------
Retail                               103        480,279,444       2.8
Multifamily                           19        243,066,872       1.7
Office                                25        221,016,391       9.7
Industrial                            17         88,026,145       7.8
Hospitality                            4         53,817,886       4.8
Self Storage                           7         14,888,806       1.3
Mixed Use                              4         14,222,839       1.3
Other                                  2          3,994,746       0.4
Manufactured Housing Community         1          2,300,000       0.2
------------------------------------------------------------------------
TOTAL:                               182      1,121,613,138     100.0
------------------------------------------------------------------------

MORTGAGE RATE (%)
------------------------------------------------------------------------
                                     NO. OF        AGGREGATE
                                   MORTGAGE     CUT-OFF DATE      % OF
                                      LOANS      BALANCE ($)      POOL
------------------------------------------------------------------------
4.501 - 5.000                            13      200,518,083     17.9
5.001 - 5.500                            77      637,706,842     56.9
5.501 - 6.000                            50      228,716,992     20.4
6.001 - 6.500                            14       48,448,834      4.3
6.501 <=                                  2        6,222,387      0.6
------------------------------------------------------------------------
TOTAL:                                  156    1,121,613,138    100.0
------------------------------------------------------------------------
Min: 4.719                 Max: 6.750                Wtd Avg: 5.346
------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
------------------------------------------------------------------------
                                     NO. OF        AGGREGATE
                                   MORTGAGE     CUT-OFF DATE      % OF
                                      LOANS      BALANCE ($)      POOL
------------------------------------------------------------------------
1 - 60                                   12     135,722,246        12.1
61 - 120                                124     822,093,778        73.3
121 - 180                                13     136,865,704        12.2
181 - 240                                 6      22,692,094         2.0
241 <=                                    1       4,239,315         0.4
------------------------------------------------------------------------
TOTAL:                                  156   1,121,613,138       100.0
------------------------------------------------------------------------
Min: 60                    Max: 257                 Wtd Avg:  116
------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
------------------------------------------------------------------------
                                     NO. OF        AGGREGATE
                                   MORTGAGE     CUT-OFF DATE      % OF
                                      LOANS      BALANCE ($)      POOL
------------------------------------------------------------------------
1 - 60                                  12     135,722,246        12.1
61 - 120                               125     897,093,778        80.0
121 - 180                               12      61,865,704         5.5
181 - 240                                6      22,692,094         2.0
241 <=                                   1       4,239,315         0.4
------------------------------------------------------------------------
TOTAL:                                 156   1,121,613,138       100.0
------------------------------------------------------------------------
Min: 53                        Max: 249                 Wtd Avg: 114
------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS)
------------------------------------------------------------------------
                                     NO. OF        AGGREGATE
                                   MORTGAGE     CUT-OFF DATE      % OF
                                      LOANS      BALANCE ($)      POOL
------------------------------------------------------------------------
Interest Only                            25     468,649,500       41.8
61 - 120                                  1       2,059,814        0.2
121 - 180                                 4      13,350,681        1.2
181 - 240                                17      71,336,668        6.4
241 - 300                                42     202,052,794       18.0
301 - 360                                67     364,163,680       32.5
------------------------------------------------------------------------
TOTAL:                                  156   1,121,613,138      100.0
------------------------------------------------------------------------
Non Zero Min: 120             Max: 360       Non Zero Wtd Avg: 322
------------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS)
------------------------------------------------------------------------
                                     NO. OF        AGGREGATE
                                   MORTGAGE     CUT-OFF DATE      % OF
                                      LOANS      BALANCE ($)      POOL
------------------------------------------------------------------------
Interest Only                            25      468,649,500      41.8
61 - 120                                  1        2,059,814       0.2
121 - 180                                 4       13,350,681       1.2
181 - 240                                17       71,336,668       6.4
241 - 300                                42      202,052,794      18.0
301 - 360                                67      364,163,680      32.5
------------------------------------------------------------------------
TOTAL:                                  156    1,121,613,138     100.0
------------------------------------------------------------------------
Non Zero Min: 117                Max: 360     Non Zero Wtd Avg: 320
------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
------------------------------------------------------------------------
                                     NO. OF        AGGREGATE
                                   MORTGAGE     CUT-OFF DATE      % OF
                                      LOANS      BALANCE ($)      POOL
------------------------------------------------------------------------
<= 20.0                                   1       15,000,000       1.3
20.1 - 30.0                               3        9,968,485       0.9
30.1 - 40.0                               5       14,180,501       1.3
40.1 - 50.0                              17      175,592,046      15.7
50.1 - 60.0                              35      306,177,547      27.3
60.1 - 70.0                              64      467,743,569      41.7
70.1 - 80.0                              31      132,950,989      11.9
------------------------------------------------------------------------
TOTAL:                                  156    1,121,613,138     100.0
------------------------------------------------------------------------
 Min: 12.7                  Max: 79.9                Wtd Avg: 59.3
------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY (%)
------------------------------------------------------------------------
                                     NO. OF        AGGREGATE
                                   MORTGAGE     CUT-OFF DATE      % OF
                                      LOANS      BALANCE ($)      POOL
------------------------------------------------------------------------
 0.1 - 20.0                              14       56,716,712       5.1
 20.1 - 30.0                              6       33,164,593       3.0
 30.1 - 40.0                             15       67,406,225       6.0
 40.1 - 50.0                             33      264,592,144      23.6
 50.1 - 60.0                             57      432,696,566      38.6
 60.1 - 70.0                             31      267,036,898      23.8
------------------------------------------------------------------------
TOTAL:                                  156    1,121,613,138     100.0
------------------------------------------------------------------------
 Min: 0.1                Max: 70.0               Wtd Avg: 50.9
------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
------------------------------------------------------------------------
                                     NO. OF        AGGREGATE
                                   MORTGAGE     CUT-OFF DATE      % OF
                                      LOANS      BALANCE ($)      POOL
------------------------------------------------------------------------
 <= 1.20                                 7        21,295,450       1.9
 1.21 - 1.30                            11        37,456,473       3.3
 1.31 - 1.40                            22       160,343,056      14.3
 1.41 - 1.50                            30       202,158,937      18.0
 1.51 - 1.60                            14        49,441,950       4.4
 1.61 - 1.70                             9        34,323,396       3.1
 1.71 - 1.80                            13        47,972,160       4.3
 1.81 <=                                50       568,621,716      50.7
------------------------------------------------------------------------
TOTAL:                                 156     1,121,613,138     100.0
------------------------------------------------------------------------
 Min: 1.04                 Max: 9.18                  Wtd Avg:  1.98
------------------------------------------------------------------------

POST PARTIAL IO PERIOD DEBT SERVICE COVERAGE RATIO (X)
------------------------------------------------------------------------
                                     NO. OF        AGGREGATE
                                   MORTGAGE     CUT-OFF DATE      % OF
                                      LOANS      BALANCE ($)      POOL
------------------------------------------------------------------------
 <= 1.20                                  7       21,295,450       1.9
 1.21 - 1.30                             15       67,956,473       6.1
 1.31 - 1.40                             22      160,343,056      14.3
 1.41 - 1.50                             30      198,858,937      17.7
 1.51 - 1.60                             16       95,541,950       8.5
 1.61 - 1.70                              9       27,085,396       2.4
 1.71 - 1.80                             14       52,822,160       4.7
 1.81 <=                                 43      497,709,716      44.4
------------------------------------------------------------------------
TOTAL:                                  156    1,121,613,138     100.0
------------------------------------------------------------------------
Min: 1.04                       Max: 9.18               Wtd Avg:  1.93
------------------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of Mortgage Loans secured by multiple properties. Sum of columns may not match "Total" due to rounding.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       15

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions             APR-05          APR-06          APR-07          APR-08          APR-09         APR-10
------------------------------------------------------------------------------------------------------------------------------

Locked Out                          99.20%           99.20%          98.84%          73.94%          70.52%         76.52%
Greater of YM and 1.00%(2)(3)(4)     0.80%            0.80%           1.16%          25.88%          29.30%         23.48%
Open                                 0.00%            0.00%           0.00%           0.18%           0.18%          0.00%
------------------------------------------------------------------------------------------------------------------------------
TOTALS                             100.00%          100.00%         100.00%         100.00%         100.00%         100.00%
------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding        $1,121,613,138  $1,112,260,812  $1,102,156,908  $1,091,074,694  $1,078,787,684  $930,144,747

% Initial Pool Balance             100.00%           99.17%          98.27%          97.28%          96.18%          82.93%
------------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

----------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions
(cont'd)                                  APR-11        APR-12         APR-13         APR-14        APR-15       APR-16
----------------------------------------------------------------------------------------------------------------------------

Locked Out                                76.61%        77.41%         78.08%         80.22%        32.63%       93.24%
Greater of YM and 1.00%(2)(3)(4)          23.39%        22.59%         21.92%         14.44%         2.05%        6.76%
Open                                       0.00%         0.00%          0.00%          5.33%        65.32%        0.00%
----------------------------------------------------------------------------------------------------------------------------
TOTALS                                   100.00%       100.00%        100.00%        100.00%       100.00%       100.00%
----------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding              $915,780,347   $864,469,914   $840,058,323   $787,439,538  $177,573,841  $49,052,037
% Initial Pool Balance                    81.65%        77.07%         74.90%         70.21%        15.83%         4.37%
----------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

----------------------------------------------------------------------------------------------------------------
Prepayment Restrictions
(cont'd) APR-17 APR-18
----------------------------------------------------------------------------------------------------------------

Locked Out                                   91.85%         92.15%
Greater of YM and 1.00%(2)(3)(4)              8.15%          7.85%
Open                                          0.00%          0.00%
----------------------------------------------------------------------------------------------------------------
TOTALS                                      100.00%        100.00%
----------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                  $36,459,774    $33,206,658
% Initial Pool Balance                        3.25%          2.96%
----------------------------------------------------------------------------------------------------------------

Notes:
(1) The analysis is based on the Structuring Assumptions and a 0% CPR as discussed herein.
(2) See Appendix II for a description of the Yield Maintenance.
(3) DEF/YM1 loans have been modelede as Yield Maintenance.
(4) One Yield Maintenance loan has been represented as the greater of YM and
    1.00%

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       16

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       17

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 1 - 95-97 HORATIO STREET
--------------------------------------------------------------------------------

                    [1 PHOTO OF 95-97 HORATIO STREET OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       18

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 1 - 95-97 HORATIO STREET
--------------------------------------------------------------------------------

            [MAP INDICATING LOCATION OF 95-97 HORATIO STREET OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       19

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 1 - 95-97 HORATIO STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                $85,000,000

CUT-OFF DATE BALANCE:            $85,000,000

SHADOW RATING (FITCH/MOODY'S):   NAP

FIRST PAYMENT DATE:              June 7, 2005

INTEREST RATE:                   5.330%

AMORTIZATION:                    Interest Only

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   May 7, 2015

EXPECTED MATURITY BALANCE:       $85,000,000

SPONSOR:                         Rockrose Development Corporation

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of April 7,
                                 2008 or 2 years after the REMIC "start-up"
                                 date, with U.S. Treasury defeasance
                                 thereafter. Prepayable without penalty from
                                 and after December 7, 2014.

LOAN PER UNIT:                   $261,538.46

UP-FRONT RESERVES:               None

ONGOING RESERVES:                RE Tax:                Springing

                                 Insurance:             Springing

                                 Cap Ex:                Springing

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Multifamily

PROPERTY SUB-TYPE:               Mid Rise

LOCATION:                        New York, NY

YEAR BUILT/RENOVATED:            1925 & 1930/1994

OCCUPANCY(1):                    99.4%

UNITS:                           325

THE COLLATERAL:                  325 unit, 7- and 10-story apartment buildings
                                 with ancillary retail and parking garage

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Rockrose Develop

U/W NET OP. INCOME:              $6,934,732

U/W NET CASH FLOW:               $6,853,48

U/W OCCUPANCY:                   97.0%

APPRAISED VALUE:                 $155,000,000

CUT-OFF DATE LTV:                54.8%

MATURITY DATE LTV:               54.8%

DSCR:                            1.49x

POST IO DSCR:                    NAP
--------------------------------------------------------------------------------

(1) Occupancy is based on the rent roll dated February 23, 2005.

THE 95-97 HORATIO STREET LOAN

         THE LOAN. The largest loan (the "95-97 Horatio Street Loan") as evidenced by the Promissory Note (the "95-97 Horatio Street Note") is secured by a first priority fee Consolidated, Amended and Restated Mortgage, Assignment of
Leases and Rents and Security Agreement (the "95-97 Horatio Street Mortgage")
encumbering the 434,276 square foot apartment building known as 95-97 Horatio
Street, located in New York, New York (the "95-97 Horatio Street Property"). The
95-97 Horatio Street Loan was originated on April [ ], 2005 by or on behalf of
Morgan Stanley Mortgage Capital Inc.

         THE BORROWER. The borrower is 95-97 Horatio L.L.C., a Delaware limited liability company (the "95-97 Horatio Street Borrower") that owns no material asset other than the 95-97 Horatio Street Property and related interests. The
95-97 Horatio Street Borrower is a wholly-owned, direct subsidiary of Rockrose
Development Corporation, the sponsor of the 95-97 Horatio Street Loan. Rockrose
Development Corporation is a New York based owner-builder of commercial and residential real estate that was founded in 1967 by Henry, Kamran and Frederick
Elghanayan.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       20

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

         THE PROPERTY. The 95-97 Horatio Street Property is located in New York,
New York, at 95-97 Horatio Street, in the West Village neighborhood of
Manhattan. The 95-97 Horatio Street Property covers the entire city block bounded by Washington Street, Gansevoort Street and West Street. It was
originally converted to its current use from eight warehouse buildings in 1981 and 1985 and renovated in 1994. It consists of a 318,299 square foot, 7- and
10-story, 325 unit mixed use residential apartment building with 32,980 square feet of retail space and a 30-space parking garage. The composition of rental units is 162 studios, 86 one bedrooms, 58 two bedrooms, 12 three bedrooms and 7 four bedrooms.

         ESCROWS AND RE6SERVES. Upon the occurrence and continuance of a trigger period, the 95-97 Horatio Street Borrower is required to deposit: (a) all accrued insurance and real estate taxes for the insurance period and tax year into a reserve account and to deposit into this reserve account 1/12 of the total annual amount monthly; and (b) $20.83 per unit monthly into a Capital
Expenditure reserve. A "trigger period" is defined as when actual net operating income (tested at the end of any calendar quarter) is less than $8,894,522, and ending when actual net operating income for three consecutive calendar months is greater than actual net operating income as of the origination of the 95-97
Horatio Street Loan. The 95-97 Horatio Street Borrower may substitute letters of credit for any reserve deposits required under the 95-97 Horatio Street Loan.

         PROPERTY MANAGEMENT. The 95-97 Horatio Street Property is managed by
Rockrose Development Corporation, which is the sponsor of the 95-97 Horatio
Street Loan. The management agreement is subordinate to the 95-97 Horatio Street
Loan.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

         ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The 95-97 Horatio
Street Borrower may finance or lease equipment utilized at the 95-97 Horatio
Street Property, provided the aggregate of all payments for all equipment financed or leased for all periods after the date of calculation does not exceed
$500,000 and provided the annual aggregate payments for all such equipment does not exceed $100,000.

         RELEASE OF PARCELS.  Not allowed.

         Certain additional information regarding the 95-97 Horatio Street Loan and the 95-97 Horatio Street Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       21

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 2 - 111-115 FIFTH AVENUE
--------------------------------------------------------------------------------

                   [2 PHOTOS OF 111-115 FIFTH AVENUE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       22

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 2 - 111-115 FIFTH AVENUE
--------------------------------------------------------------------------------

            [MAP INDICATING LOCATION OF 111-115 FIFTH AVENUE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       23

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 2 - 111-115 FIFTH AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                $75,000,000

CUT-OFF DATE BALANCE:            $75,000,000

SHADOW RATING (FITCH/MOODY'S):   AAA/A1

FIRST PAYMENT DATE:              March 9, 2005

INTEREST RATE:                   4.810%

AMORTIZATION:                    Interest Only

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   March 7, 2015

EXPECTED MATURITY BALANCE:       $75,000,000

SPONSOR(S):                      The Winter Organization and Ernest Schnesel

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of February 9,
                                 2008 or 2 years after the REMIC "start-up"
                                 date, with U.S. Treasury defeasance
                                 thereafter. Prepayable without penalty from
                                 and after December 7, 2014.

LOAN PER SF:                     $128.73

UP-FRONT RESERVES:               None

ONGOING RESERVES:                RE Tax:               Springing

                                 Insurance:            Springing

                                 Cap Ex:               Springing

                                 TI/LC:                Springing

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Office

PROPERTY SUB-TYPE:               Urban

LOCATION:                        New York, NY

YEAR BUILT/RENOVATED:            1877 & 1895/1997-2002

OCCUPANCY(1):                    92.6%

SQUARE FOOTAGE:                  582,602

THE COLLATERAL:                  Urban office building with ground floor retail

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Winter Management Corp.

U/W NET OP. INCOME:              $11,475,832

U/W NET CASH FLOW:               $10,296,416

U/W OCCUPANCY:                   92.6%

APPRAISED VALUE:                 $175,000,000

CUT-OFF DATE LTV:                42.9%

MATURITY DATE LTV:               42.9%

DSCR:                            2.82x

POST IO DSCR:                    NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated January 31, 2005 and includes recently signed Eileen Fisher lease for 20,630 SF.

THE 111-115 FIFTH AVENUE LOAN

     THE LOAN. The second loan (the "111-115 Fifth Avenue Loan") as evidenced by the Promissory Note (the "111-115 Fifth Avenue Note") is secured by a first priority fee Consolidated, Amended and Restated Mortgage, Assignment of Leases
and Rents and Security Agreement (the "111-115 Fifth Avenue Mortgage")
encumbering 582,602 square feet of office and retail space contained in two contiguous buildings known as 111-115 Fifth Avenue and located in New York, New
York (the "111-115 Fifth Avenue Property"). The 111-115 Fifth Avenue Loan was
originated on February 9, 2005 by or on behalf of Morgan Stanley Mortgage
Capital Inc.

     THE BORROWER. The borrower is BJW Realty LLC, a Delaware limited liability company (the "111-115 Fifth Avenue Borrower") that owns no material asset other than the 111-115 Fifth Avenue Property and related interests. The 111-115 Fifth
Avenue Borrower is majority-owned by The Winter Organization and a silent partner, Ernest Schnesel, who are the sponsors of the 111-115 Fifth Avenue Loan.
The Winter Organization is a fourth-generation, family run private owner, developer and manager of commercial, residential, retail and industrial real estate.

     THE PROPERTY. The 111-115 Fifth Avenue Property is located in New York, New
York, at 111-115 Fifth Avenue, at the corner of 18th Street. The 111-115 Fifth
Avenue Property was originally constructed in stages in 1877 and 1895 and renovated from 1997 to 2002. It consists of approximately 582,602 rentable square feet of office and retail space contained within two contiguous buildings. The 111-115 Fifth Avenue Property consists of 468,685 square feet of office space, 107,053 square feet of retail space and 6,864 of storage space.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       24

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

The 111-115 Fifth Avenue Property encompasses almost the entire square block bounded by Fifth Avenue, Broadway, East 18th Street, and 19th Street in the Park
Avenue South/Flatiron District submarket of New York's Midtown South market. The
111-115 Fifth Avenue Property contains tenants from industries that include fashion, finance, healthcare and architecture. Current tenants include Multiplan
Inc., Express, L.L.C., Fred Alger Management, ABC Carpet and Co., R.L.
Management (Polo Jeans), Jones Retail Group (Nine West), Perkins Eastman
Architects, Grey Advertising, and Edwin Schlossberg Incorporated.

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                             # OF        AVERAGE BASE      % OF TOTAL                     % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF       SQUARE FEET    CUMULATIVE %    RENTAL REVENUES     TOTAL RENTAL
          YEAR              ROLLING        ROLLING           ROLLING      OF SF ROLLING       ROLLING       REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------

         Vacant               --              --               7%              7%               --                 --
------------------------------------------------------------------------------------------------------------------------------
       2005 & MTM              1              --               0%              7%               --                 --
------------------------------------------------------------------------------------------------------------------------------
          2006                 1            $20.00             7%              14%              5%                 5%
------------------------------------------------------------------------------------------------------------------------------
          2007                --              --               --              14%              --                 5%
------------------------------------------------------------------------------------------------------------------------------
          2008                 2            $26.75             3%              18%              3%                 8%
------------------------------------------------------------------------------------------------------------------------------
          2009                 3            $33.28             5%              22%              6%                 14%
------------------------------------------------------------------------------------------------------------------------------
          2010                 4            $26.43             20%             42%              20%                34%
------------------------------------------------------------------------------------------------------------------------------
          2011                 1            $79.99             1%              44%              4%                 38%
------------------------------------------------------------------------------------------------------------------------------
          2012                 2            $35.84             10%             54%              14%                52%
------------------------------------------------------------------------------------------------------------------------------
          2013                 3            $25.23             16%             70%              15%                66%
------------------------------------------------------------------------------------------------------------------------------
          2014                 2            $42.25             7%              76%              11%                77%
------------------------------------------------------------------------------------------------------------------------------
     2015 & Beyond             7            $26.48             24%            100%              23%               100%
------------------------------------------------------------------------------------------------------------------------------

     The following table presents certain information relating to the major tenants at the 111-115 Fifth Avenue Property:

-------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF TOTAL    ANNUALIZED
                             CREDIT RATING                      ANNUALIZED    ANNUALIZED   UNDERWRITTEN
                                (FITCH/      TENANT   % OF     UNDERWRITTEN  UNDERWRITTEN  BASE RENT ($
TENANT NAME                  MOODY'S/S&P)(1)  NRSF     NRSF     BASE RENT     BASE RENT      PER NRSF)       LEASE EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 7/31/2010 &
Multiplan Inc.                  --/--/--     72,000     12%     $1,868,193        12%         $25.95               7/31/2010
 -------------------------------------------------------------------------------------------------------------------------------
Express, L.L.C.               --/Baa2/BBB    39,500      7%     $1,668,805        11%         $42.25               7/31/2014
-------------------------------------------------------------------------------------------------------------------------------
Fred Alger Management           --/--/--     41,500      7%     $1,520,145        10%         $36.63               3/30/2012
-------------------------------------------------------------------------------------------------------------------------------
ABC Carpet and Co.              --/--/--     66,317     11%     $1,471,757         9%         $22.19               1/31/2019
-------------------------------------------------------------------------------------------------------------------------------
R.L. Management (Polo Jeans)  --/Baa2/BBB    44,250      8%     $1,204,043         8%         $27.21               8/31/2010
-------------------------------------------------------------------------------------------------------------------------------
Haines Lundberg Waehler         --/--/--     44,250      8%     $1,200,060         8%         $27.12              12/31/2013
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5/30/2013 &
Perkins Eastman Architects      --/--/--     46,664      8%     $1,094,000         7%         $23.44               5/31/2013
-------------------------------------------------------------------------------------------------------------------------------
Daffy's                         --/--/--     40,000      7%      $800,000          5%         $20.00               1/31/2006
-------------------------------------------------------------------------------------------------------------------------------
Victoria's Secret Store       --/Baa2/BBB     8,233      1%      $658,558          4%         $79.99               2/28/2011
-------------------------------------------------------------------------------------------------------------------------------
Grey Advertising                --/--/--     19,000      3%      $648,090          4%         $34.11               3/31/2012
-------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     ESCROWS AND RESERVES. Upon the occurrence and continuance of a lockbox
"Trigger Period", the 111-115 Fifth Avenue Borrower is required to deposit into a reserve account (a) 1/12 of annual real estate taxes and insurance premiums monthly, (b) $12,138 monthly for capital expenditures, and (c) $72,825 monthly for tenant improvement and leasing commissions. A "Trigger Period" is defined as any period during which there is a continuing event of default under the loan documents and ending two calendar quarters after the cure of any such default.

     PROPERTY MANAGEMENT. The 111-115 Fifth Avenue Property is managed by Winter
Management Corp., which is an affiliate of the 111-115 Fifth Avenue Loan's sponsor. The management agreement is subordinate to the 111-115 Fifth Avenue
Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Mezzanine debt is allowed with max LTV of 70% and min DSCR of 1.25x.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS.  Not allowed.

     Certain additional information regarding the 111-115 Fifth Avenue Loan and the 111-115 Fifth Avenue Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       25

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 3 - BOULEVARD AT THE CAPITAL CENTRE
--------------------------------------------------------------------------------

              [3 PHOTOS OF BOULEVARD AT THE CAPITAL CENTRE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       26

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 3 - BOULEVARD AT THE CAPITAL CENTRE
--------------------------------------------------------------------------------

      [MAP INDICATING LOCATION OF BOULEVARD AT THE CAPITAL CENTRE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       27

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 3 - BOULEVARD AT THE CAPITAL CENTRE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):            $71,500,000

CUT-OFF DATE BALANCE(1):        $71,500,000

SHADOW RATING (FITCH/MOODY'S):  BBB-/Baa3

FIRST PAYMENT DATE:             November 1, 2004

INTEREST RATE:                  5.120%

AMORTIZATION:                   Interest Only

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  October 1, 2009

EXPECTED MATURITY BALANCE:      $71,500,000

SPONSOR:                        Inland Western Retail Real Estate Trust, Inc.

INTEREST CALCULATION:           30/360

CALL PROTECTION:                Lockout through September 30, 2007.  In
                                connection with any voluntary prepayment, the
                                borrower must pay a premium equal to the
                                greater of a yield maintenance premium and 1%
                                of the principal balance thereafter.
                                Prepayable without penalty from and after
                                September 1, 2009.

LOAN PER SF:                    $147.52

UP-FRONT RESERVES:              None

ONGOING RESERVES:               RE Tax:              Springing

                                Insurance:           Springing

                                Cap Ex:              Springing

                                Ground Rent:          Springing

LOCKBOX(2):                     Springing to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Retail

PROPERTY SUB-TYPE:              Anchored

LOCATION:                       Landover, MD

YEAR BUILT/RENOVATED:           2004/NAP

OCCUPANCY(3):                   99.7%

SQUARE FOOTAGE:                 484,664

THE COLLATERAL:                 Multi-tenant, anchored retail center

OWNERSHIP INTEREST:             Leasehold

PROPERTY MANAGEMENT:            Inland Northwest Management Corp.

U/W NET OP. INCOME:             $8,954,616

U/W NET CASH FLOW:              $8,733,246

U/W OCCUPANCY:                  95.3%

APPRAISED VALUE(4):             $133,000,000

CUT-OFF DATE LTV:               53.8%

MATURITY DATE LTV:              53.8%

DSCR:                           2.39x

POST IO DSCR:                   NAP
--------------------------------------------------------------------------------

(1)  Inland has an obligation to fund, directly or indirectly, to the seller of the property a sum of up to $6,947,764 (the "Earnout") by September 8,
     2006, based on additional leasing to six tenants. To date, all the Earnouts had been completed, with the exception of one tenant (approximately $1.1 million). In the event that less than the entire Earnout is paid by
     September 8, 2006, a new appraisal of the property shall be obtained. If the LTV ratio is determined to be greater than 55%, then the Boulevard at the Capital Centre Borrower shall be required to prepay (together with the applicable prepayment consideration) an amount that will result in a LTV ratio of 55% (the "Earnout Prepayment"). Inland Western Retail Real Estate
     Trust, Inc. irrevocably and unconditionally guarantees payment of the
     Earnout Prepayment.

(2)  Hard Lockbox is triggered upon a DSCR less than or equal to 1.75x. A Cash
     Management Event is triggered if (1) a DSCR less than or equal to 1.25x,
     (2) there is an event of default, or (3) the bankruptcy of the borrower or the property manager occurs. In such case money will be swept daily to a cash management account controlled by the lender. Such cash sweep may be terminated (not more than twice during the term of the loan) if the DSCR for the preceding six month period is greater than or equal to 1.35x for two complete, consecutive calendar quarters.

(3)  Occupancy is based on the rent roll dated February 1, 2005.

(4)  Stabilized value as of December 1, 2004. As-is value of $126,000,000 as of
     May 27, 2004.

THE BOULEVARD AT THE CAPITAL CENTRE LOAN

         THE LOAN. The third largest loan (the "Boulevard at the Capital Centre
Loan") is evidenced by a promissory note and is secured by a first priority deed of trust on the Boulevard at the Capital Centre retail property located in
Landover, Maryland (the "Boulevard at the Capital Centre Property"). The
Boulevard at the Capital Centre Loan was originated on September 8, 2004 by Bear
Stearns Commercial Mortgage, Inc.

         THE BORROWER. The borrower is Capital Centre LLC, a Maryland limited liability company (the "Boulevard at the Capital Centre Borrower") that owns no material assets other than the Boulevard at the Capital Centre Property. Inland
Western Retail Real Estate Trust,

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       28

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

Inc. ("IWEST") owns approximately 95% of the beneficial interests in the
Boulevard at the Capital Centre Borrower. The remaining 5% is principally owned and controlled by The Cordish Company. As of December 31, 2004, IWEST had total reported shareholder's equity of over $1.88 billion and owned a portfolio of 111 properties containing an aggregate of approximately 20.2 million square feet of gross leasable area. The Inland Group, Inc. is the parent company of IWEST. The
Inland Group, Inc. together with its subsidiaries and affiliates is a fully-integrated real estate company providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction finance and other related services. Currently, the
Inland real estate group of companies employs more than 1,000 people, manages over $10 billion in assets, and more than 85 million square feet of commercial property. The Cordish Company is a national real estate development and operating company whose origin dates back to 1910.

         THE PROPERTY. The Boulevard at the Capital Centre Property is a newly constructed, 484,664 square foot, 76 tenant, anchored retail lifestyle center located in Landover, Maryland, approximately 13 miles east of Washington and 25 miles southwest of Baltimore. The Boulevard at the Capital Centre Property was
constructed on the site of the former Capital Center Arena and is a short distance from FedEx Field (home of the Washington Redskins). The Boulevard at the Capital Centre Property is situated along Arena Drive which borders the
Washington Beltway (I-95 / I-495) and has direct access to the adjacent Largo
Town Center Metrorail Station which provides light rail service throughout the greater DC area. The Boulevard at the Capital Centre Property features a mix of national retailers including Sports Authority, Linens `N Things, Circuit City,
Pier 1 Imports, Borders Group, Inc. and others. A 12-screen Loews / Magic
Johnson multiplex theater with stadium seating also anchors the property.
Additionally, there are numerous restaurants ranging from high-end eateries to an outdoor food-court at the Boulevard at the Capital Centre Property. The
Boulevard at the Capital Centre Property is currently approximately 99.7%
leased.

---------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
                              # OF        AVERAGE BASE      % OF TOTAL                    % OF TOTAL BASE     CUMULATIVE % OF
                             LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES    TOTAL BASE RENTAL
          YEAR               ROLLING        ROLLING          ROLLING      OF SF ROLLING       ROLLING         REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------------------------

         Vacant                --              --               0%             0%               --                   --
---------------------------------------------------------------------------------------------------------------------------------
       2005 & MTM              --              --               --             0%               --                   --
---------------------------------------------------------------------------------------------------------------------------------
          2006                 --              --               --             0%               --                   --
---------------------------------------------------------------------------------------------------------------------------------
          2007                 --              --               --             0%               --                   --
---------------------------------------------------------------------------------------------------------------------------------
          2008                  6            $36.45             2%             2%               3%                   3%
---------------------------------------------------------------------------------------------------------------------------------
          2009                  7            $28.15             5%             7%               6%                  10%
---------------------------------------------------------------------------------------------------------------------------------
          2010                  3            $26.77             2%             9%               2%                  12%
---------------------------------------------------------------------------------------------------------------------------------
          2011                  3            $32.88             1%             10%              2%                  14%
---------------------------------------------------------------------------------------------------------------------------------
          2012                 --              --               --             10%              --                  14%
---------------------------------------------------------------------------------------------------------------------------------
          2013                 22            $26.92            18%             28%              24%                 37%
---------------------------------------------------------------------------------------------------------------------------------
          2014                 12            $15.99            27%             54%              21%                 58%
---------------------------------------------------------------------------------------------------------------------------------
      2015 & Beyond            23            $18.90            46%            100%              42%                 100%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                               CREDIT RATING                                          % OF TOTAL     ANNUALIZED
                                  (FITCH/                               ANNUALIZED    ANNUALIZED    UNDERWRITTEN
                                  MOODY'S        TENANT       % OF     UNDERWRITTEN  UNDERWRITTEN     BASE RENT         LEASE
        TENANT NAME              /S&P)(1)         NRSF        NRSF      BASE RENT      BASE RENT    ($ PER NRSF)     EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

Loews Theater                    --/--/--       52,500         11%     $1,155,000          12%         $22.00         1/1/2025
---------------------------------------------------------------------------------------------------------------------------------
Sports Authority                 --/--/--       40,500          8%       $506,250           5%         $12.50        7/31/2014
---------------------------------------------------------------------------------------------------------------------------------
Circuit City                     --/--/--       33,828          7%       $490,506           5%         $14.50         7/1/2019
 --------------------------------------------------------------------------------------------------------------------------------
Borders Group, Inc.              --/--/--       22,915          5%       $441,801           4%         $19.28        11/1/2023
---------------------------------------------------------------------------------------------------------------------------------
Linens 'N Things                 --/--/--       34,440          7%       $430,500           4%         $12.50         2/1/2014
---------------------------------------------------------------------------------------------------------------------------------
DSW                              --/--/--       25,000          5%       $331,250           3%         $13.25         8/1/2014
---------------------------------------------------------------------------------------------------------------------------------
Red Star Tavern                  --/--/--        7,661          2%       $276,179           3%         $36.05       12/31/2013
 --------------------------------------------------------------------------------------------------------------------------------
Office Depot                   --/Baa3/BBB-     18,000          4%       $234,000           2%         $13.00         8/1/2019
---------------------------------------------------------------------------------------------------------------------------------
Stonefish Grill                  --/--/--        6,085          1%       $219,364           2%         $36.05         9/1/2014
---------------------------------------------------------------------------------------------------------------------------------
Pier 1 Imports                 --/Baa3/BBB-     10,068          2%       $181,224           2%         $18.00        11/1/2018
---------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       29

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

       ESCROWS AND RESERVES. Tax, insurance, and ground rent reserves spring if the Boulevard at the Capital Centre Borrower fails to provide evidence of payment. Cap Ex reserve springs if the Boulevard at the Capital Centre Borrower fails to provide evidence of property maintenance or an event of default occurs.

       PROPERTY MANAGEMENT. The Boulevard at the Capital Centre Property is
managed by the Inland Northwest Management Corp., which is affiliated with the
Boulevard at the Capital Centre Borrower.

       MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

       ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

       RELEASE OF PARCELS. The Boulevard at the Capital Centre Borrower may
obtain a release of a designated outparcel of land, without any required prepayment of the Boulevard at the Capital Centre Loan, provided the Boulevard at the Capital Centre Borrower satisfies certain legal conditions as specified in the mortgage loan documents. BSCMI did not underwrite any income from this parcel or assign any value to it.

       Certain additional information regarding the Boulevard at the Capital
Centre Loan and the Boulevard at the Capital Centre Property is set forth on
Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       30

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       31

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 4 - WAIKELE CENTER
--------------------------------------------------------------------------------

                      [4 PHOTOS OF WAIKELE CENTER OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       32

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 4 - WAIKELE CENTER
--------------------------------------------------------------------------------

               [MAP INDICATING LOCATION OF WAIKELE CENTER OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       33

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 4 - WAIKELE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):            $63,315,000

CUT-OFF DATE BALANCE(1):        $63,315,000

SHADOW RATING (FITCH/MOODY'S):  NAP

FIRST PAYMENT DATE:             December 1, 2004

INTEREST RATE:                  5.1452%

AMORTIZATION:                   Interest Only

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  November 1, 2014

EXPECTED MATURITY BALANCE:      $63,315,000

SPONSORS:                       Ernest Rady and the GE Pension Trust

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout through November 1, 2008 with U.S.
                                Treasury defeasance thereafter.  Prepayable
                                without penalty from and after November 1, 2014.

LOAN PER SF(1):                 $269.89

UP-FRONT RESERVES:              RE Tax:           $309,312

                                Cap Ex:           $52,133

ONGOING RESERVES:               RE Tax:           $103,104/month

                                Insurance:        Springing

                                Cap Ex:           Springing

LOCKBOX:                        Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Retail

PROPERTY SUB-TYPE:              Anchored

LOCATION:                       Waipahu, HI

YEAR BUILT/RENOVATED:           1993/NAP

OCCUPANCY(2):                   99.0%

SQUARE FOOTAGE:                 521,332

THE COLLATERAL:                 Multi-tenant, anchored retail shopping center

OWNERSHIP INTEREST:             Fee

PROPERTY MANAGEMENT:            American Assets, Inc.

U/W NET OP. INCOME:             $14,387,968

U/W NET CASH FLOW:              $14,063,608

U/W OCCUPANCY:                  96.0%

APPRAISED VALUE:                $201,000,000

CUT-OFF DATE LTV(1):            70.0%

MATURITY DATE LTV(1):           70.0%

DSCR(1):                        1.92x

POST IO DSCR:                   NAP
--------------------------------------------------------------------------------

(1)  The subject $63,315,000 loan represents a 45.0% pari passu portion of the
     $140,700,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $140,700,000 financing.

(2)  Occupancy is based on the rent roll dated March 1, 2005.

THE WAIKELE CENTER LOAN

         THE LOAN. The fourth largest loan (the "Waikele Center Loan") is evidenced by four (4) pari passu promissory notes and is secured by a single first priority mortgage on the Waikele Center retail property located in
Waipahu, Honolulu County, Hawaii (the "Waikele Center Property"). The Waikele
Center Loan was co-originated on November 3, 2004 by Bear Stearns Commercial
Mortgage, Inc. and Wells Fargo Bank N.A., with each originator retaining a 50%
pari passu portion of the original whole loan. The original whole loan was split into eight pari passu notes. Notes A-1, A-2, A-3 and A-4 were securitized in
MSCI 2005 - TOP17. Notes A-5, A-6, A-7, and A-8 will be included in the TOP18 trust. Notes A-5 and A-7 are contributed by Bear Stearns Commercial Mortgage,
Inc. and Notes A-6 and A-8 are contributed by Wells Fargo Bank, N.A.

         THE BORROWER. The borrowers are Waikele Reserve West Holdings, LLC and
Waikele Venture Holdings, LLC, two Delaware limited liability companies
(collectively the "Waikele Center Borrowers") that own no material assets other than the Waikele Center Property. The Waikele Center Borrowers hold title as tenants in common. The Waikele Venture Holdings, LLC borrower executed Notes
A-1, A-2, A-5, and A-6 and the Waikele Reserve West Holdings, LLC borrower executed Notes A-3, A-4, A-7, and A-8. Each Waikele Center Borrower is severally obligated for the portion of the debt evidenced by its respective promissory notes and is jointly and severally liable under each other loan document executed in connection with the Waikele Center Loan. The sponsors of the Waikele
Center Loan are the GE Pension Trust (approximately 75%) and the Ernest Rady
Trust (approximately 25%).

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       34

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

Waikele Reserve West Holdings, LLC is indirectly wholly owned by the Ernest Rady
Trust, while Waikele Venture Holdings, LLC is indirectly owned by the General
Electric Pension Trust and the Ernest Rady Trust. Ernest Rady, through the
Ernest Rady Trust and his operating company American Assets, Inc. ("AAI"), controls a diverse group of entities doing business in the insurance, banking, real estate and broadcasting industries. As of June 30, 2004, AAI's balance sheet reported total assets of approximately $616 million and a net worth of
$505 million. The GE Pension Trust had total assets valued at approximately $44 billion as of year end 2003.

         THE PROPERTY. The Waikele Center Property is a 521,332 square foot, community shopping center located just outside of Honolulu in Waipahu, Hawaii.
The property is located along Interstate H-1, the main east/west vehicular artery on the island with traffic counts of approximately 145,000 vehicles per day. The Waikele Center Property is part of a 32,000-acre master-planned community called Ewa Plain. Over the last 10 years, Ewa Plain has attracted over
$3 billion of capital investment, and since 2000, over 8,100 residential units have been constructed with an additional 9,700 units planned over the next 3 years. The Waikele Center Property is situated directly across Lumaina Street from the Simon-owned Chelsea Premium Outlets. Major tenants at the Waikele
Center Property consist of Lowe's, Kmart (Sears), The Sports Authority, and
Ashley Furniture. Other major tenants at the center include Comp USA, Office
Max, Borders, Inc., and Old Navy. Average year-end 2003 sales at the Waikele
Center Property for reporting tenants were approximately $497/SF for in-line tenants and $253/SF for anchors. Investment grade rated tenants or their affiliates occupy approximately 39% of the property's total NRA. The Waikele
Center Property is currently 99% leased by approximately 30 tenants, and occupancy has been at or near 100% since 1998.

---------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
                             # OF        AVERAGE BASE      % OF TOTAL                   % OF TOTAL BASE   CUMULATIVE % OF TOTAL
                            LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %   RENTAL REVENUES    BASE RENTAL REVENUES
          YEAR              ROLLING        ROLLING          ROLLING      OF SF ROLLING      ROLLING              ROLLING
---------------------------------------------------------------------------------------------------------------------------------

         Vacant               --              --               1%             1%               --                   --
---------------------------------------------------------------------------------------------------------------------------------
       2005 & MTM              1            $42.00             0%             1%               1%                   1%
---------------------------------------------------------------------------------------------------------------------------------
          2006                 1            $42.98             0%             2%               0%                   1%
---------------------------------------------------------------------------------------------------------------------------------
          2007                --              --               --             2%               --                   1%
---------------------------------------------------------------------------------------------------------------------------------
          2008                 4            $27.81            15%             16%             15%                  16%
---------------------------------------------------------------------------------------------------------------------------------
          2009                 5            $26.79             6%             22%              6%                  21%
---------------------------------------------------------------------------------------------------------------------------------
          2010                 3            $52.35             1%             24%              3%                  24%
---------------------------------------------------------------------------------------------------------------------------------
          2011                 4            $46.26             1%             24%              1%                  25%
---------------------------------------------------------------------------------------------------------------------------------
          2012                --              --               --             24%              --                  25%
---------------------------------------------------------------------------------------------------------------------------------
          2013                 3            $52.76             2%             27%              4%                  29%
---------------------------------------------------------------------------------------------------------------------------------
          2014                 6            $28.53            19%             46%             20%                  49%
---------------------------------------------------------------------------------------------------------------------------------
      2015 & Beyond            3            $26.33            54%            100%             51%                  100%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                        ANNUALIZED    % OF TOTAL     ANNUALIZED
                       CREDIT RATING                                   UNDERWRITTEN   ANNUALIZED    UNDERWRITTEN
                          (FITCH/                                       BASE RENT    UNDERWRITTEN     BASE RENT        LEASE
    TENANT NAME       MOODY'S /S&P)(1)    TENANT NRSF     % OF NRSF        ($)         BASE RENT    ($ PER NRSF)    EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

Lowe's                    A/A2/A+           155,000          30%       $3,808,040         26%          $24.57        5/31/2018
---------------------------------------------------------------------------------------------------------------------------------
Kmart (Sears)           BB/Ba1/BB+          119,590          23%       $3,454,158         24%          $28.88        6/30/2018
---------------------------------------------------------------------------------------------------------------------------------
Ashley Furniture (2)     --/--/--            50,000          10%       $1,350,000          9%          $27.00        1/25/2014
---------------------------------------------------------------------------------------------------------------------------------
The Sports Authority     --/--/--            50,050          10%       $1,174,674          8%          $23.47        7/18/2008
---------------------------------------------------------------------------------------------------------------------------------
Comp USA                  --/--/--           24,000           5%         $828,000          6%          $34.50       11/30/2008
---------------------------------------------------------------------------------------------------------------------------------
Office Max               BB/Ba1/BB           24,462           5%         $756,365          5%          $30.92        1/31/2014
---------------------------------------------------------------------------------------------------------------------------------
Old Navy                BBB-/Ba1/BBB-        24,759           5%         $569,457          4%          $23.00        1/31/2009
---------------------------------------------------------------------------------------------------------------------------------
Borders, Inc.             --/--/--           21,000           4%         $567,000          4%          $27.00        1/31/2014
---------------------------------------------------------------------------------------------------------------------------------
Bank of Hawaii           A-/A2/BBB+           5,000           1%         $236,000          2%          $47.20        6/17/2013
---------------------------------------------------------------------------------------------------------------------------------
Party City of Hawaii      --/--/--            5,216           1%         $234,720          2%          $45.00        1/30/2010

---------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Foodland subleased their space to Ashley Furniture in 2002. While Foodland remains obligated for an approximately $37psf rent through January 2014,
     BSCMI marked the rent down to a market rent of $27psf.

         ESCROWS AND RESERVES. The Waikele Center Borrowers are required to escrow 1/12 of annual real estate taxes monthly. The amount shown in the Loan
Information table is the current monthly collections. Insurance reserves spring if the borrower fails to provide evidence of payment. Cap Ex reserves spring if the Waikele Center Borrowers draw on any part of the Waikele Center Property's up-front Cap Ex reserves.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       35

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

         PROPERTY MANAGEMENT. The Waikele Center Property is managed by American
Assets, Inc., which is affiliated with the Waikele Center Borrowers. American
Assets, Inc. has been a developer and acquirer of commercial real estate assets for the past 36 years. Its asset holdings as of June 2004 are valued in excess of $950 million and are comprised of apartment communities, office/mixed-use properties and both neighborhood and community oriented shopping centers.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

         ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

         RELEASE OF PARCELS.  Not allowed.

         Certain additional information regarding the Waikele Center Loan and the Waikele Center Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       36

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       37

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 5 - JANUS WORLD HEADQUARTERS
--------------------------------------------------------------------------------

                 [6 PHOTOS OF JANUS WORLD HEADQUARTERS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       38

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 5 - JANUS WORLD HEADQUARTERS
--------------------------------------------------------------------------------

          [MAP INDICATING LOCATION OF JANUS WORLD HEADQUARTERS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       39

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 5 - JANUS WORLD HEADQUARTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:               $36,750,000

CUT-OFF DATE BALANCE:           $36,750,000

SHADOW RATING (FITCH/MOODY'S):  NAP

FIRST PAYMENT DATE:             March 1, 2005

INTEREST RATE:                  5.370%

AMORTIZATION:                   Interest only through February 1, 2009.
                                Principal and interest payments of $205,674.89
                                beginning March 1, 2009 through maturity.

ARD:                            February 1, 2015

HYPERAMORTIZATION:              After the ARD, the loan interest rate steps up
                                to the greater of 5.370% plus 2.500% and the
                                then applicable Treasury rate plus 2.500%;
                                additional payments to principal of excess cash
                                flow will be required until the loan is paid in
                                full.

MATURITY DATE:                  February 1, 2035

EXPECTED ARD BALANCE:           $33,496,728

SPONSOR:                        Commerzbank AG

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Locked out until the earlier of March 1, 2009
                                or 2 years after the REMIC "start-up" date,
                                with U.S. Treasury defeasance or the payment of
                                the greater of a yield maintenance premium
                                and 1% of the principal balance thereafter.
                                Prepayable without penalty from and after
                                February 1, 2014.

LOAN PER SF:                    $229.17

UP-FRONT RESERVES:              None

ONGOING RESERVES:               Other:   Springing

LOCKBOX:                        Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Office

PROPERTY SUB-TYPE:              Suburban

LOCATION:                       Denver, CO

YEAR BUILT/RENOVATED:           2004/NAP

OCCUPANCY(1):                   100.0%

SQUARE FOOTAGE:                 160,364

THE COLLATERAL:                 7-story multi-tenant class A office building

OWNERSHIP INTEREST:             Fee

U/W NET OP. INCOME:             $3,994,130

U/W NET CASH FLOW:              $3,841,784

U/W OCCUPANCY:                  97.0%

APPRAISED VALUE:                $56,500,000

CUT-OFF DATE LTV:               65.0%

ARD LTV:                        59.3%

DSCR:                           1.92x

POST IO DSCR:                   1.56x
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated January 5, 2005.

THE JANUS WORLD HEADQUARTERS LOAN

         THE LOAN. The fifth largest loan (the "Janus World Headquarters Loan")
as evidenced by the Promissory Note (the "Janus World Headquarters Note") is
secured by a fee Deed of Trust, Assignment of Leases and Rents, Security
Agreement and Fixture Filing (the "Janus World Headquarters Mortgage")
encumbering the 160,364 square foot office building known as Janus World
Headquarters, located in Denver, Colorado (the "Janus World Headquarters
Property"). The Janus World Headquarters Loan was originated on January 5, 2005 by or on behalf of Principal Commercial Funding, LLC.

         THE BORROWER. The borrower is Cherry Creek Denver, L.P., a Delaware limited partnership (the "Janus World Headquarters Borrower") that owns no material asset other than the Janus World Headquarters Property and related interests. The Janus World Headquarters Borrower is a single purpose entity. The
Janus World Headquarters Borrower's ownership interest is comprised of 1% in
Commerz Cherry Creek Realty, LLC, a Delaware limited liability company, as general partner, and 99% in Commerz Immobilien GmbH, a German limited liability company, as limited partner.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       40

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

         THE PROPERTY. The Janus World Headquarters Property is located in
Denver, Colorado, at 151 Detroit Street. The Janus World Headquarters Property
was originally constructed in 2004. It consists of a 160,364 square foot,
7-story multi-tenant class A office building. The Janus World Headquarters
Property is situated on approximately two and a half (2.5) acres and includes
692 (4.32/1,000 square feet) parking spaces.

------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                                         AVERAGE BASE      % OF TOTAL      CUMULATIVE    % OF TOTAL BASE     CUMULATIVE % OF
                        # OF LEASES       RENT PER SF      SQUARE FEET      % OF SF      RENTAL REVENUES      TOTAL RENTAL
        YEAR              ROLLING           ROLLING          ROLLING        ROLLING          ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------

       Vacant                --               --               --              --               --                 --
------------------------------------------------------------------------------------------------------------------------------
     2005 & MTM              1              $15.00             1%              1%               0%                 0%
------------------------------------------------------------------------------------------------------------------------------
        2006                 --               --               --              1%               --                 0%
------------------------------------------------------------------------------------------------------------------------------
        2007                 --               --               --              1%               --                 0%
------------------------------------------------------------------------------------------------------------------------------
        2008                 --               --               --              1%               --                 0%
------------------------------------------------------------------------------------------------------------------------------
        2009                 --               --               --              1%               --                 0%
------------------------------------------------------------------------------------------------------------------------------
        2010                 --               --               --              1%               --                 0%
------------------------------------------------------------------------------------------------------------------------------
        2011                 --               --               --              1%               --                 0%
------------------------------------------------------------------------------------------------------------------------------
        2012                 --               --               --              1%               --                 0%
------------------------------------------------------------------------------------------------------------------------------
        2013                 --               --               --              1%               --                 0%
------------------------------------------------------------------------------------------------------------------------------
        2014                 1              $20.00             1%              2%               1%                 1%
------------------------------------------------------------------------------------------------------------------------------
   2015 & Beyond             1              $26.13             98%            100%             99%                100%
------------------------------------------------------------------------------------------------------------------------------

         The following table presents certain information relating to the major tenants at the Janus World Headquarters Property:

------------------------------------------------------------------------------------------------------------------------------
                                        CREDIT
                                        RATING                                          % OF TOTAL    ANNUALIZED
                                        (FITCH/                          ANNUALIZED     ANNUALIZED   UNDERWRITTEN
                                        MOODY'S/     TENANT     % OF    UNDERWRITTEN   UNDERWRITTEN   BASE RENT      LEASE
TENANT NAME                             S&P)(1)       NRSF      NRSF      BASE RENT     BASE RENT    ($ PER NRSF)  EXPIRATION
------------------------------------------------------------------------------------------------------------------------------

Janus Capital Group and Janus Capital
Management, LLC                       -/Baa2/BBB+   157,914     99%      $4,125,718        99%         $26.13      1/31/2019
------------------------------------------------------------------------------------------------------------------------------
Centennial Realty Advisors, LLC        --/--/--      1,404       1%        $28,080          1%         $20.00      7/31/2014
------------------------------------------------------------------------------------------------------------------------------
The Cherry Creek Bike Rack             --/--/--      1,046       1%        $15,690          0%         $15.00      5/31/2005
------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

         ESCROWS AND RESERVES. In the event that the credit rating of Janus
Capital Group, Inc. decreases to B+ or lower (Standard & Poors) or B1 or lower
(Moody's), the Janus World Headquarters Borrower shall either deposit with the lender a letter of credit equal to 6 months of base rent or begin making cash escrows of not less than $35,000 or more than $40,000 per month based on the then current base rent payable under the Janus World Headquarters Property lease. This monthly escrow will be made for the following 59 consecutive payments.

         PROPERTY MANAGEMENT. The Janus World Headquarters Property is managed by Centennial Realty Advisor, LLC, a Colorado limited liability company.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

         ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

         RELEASE OF PARCELS.  Not allowed.

         Certain additional information regarding the Janus World Headquarters
Loan and Janus World Headquarters Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       41

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 6 - 110-114 HORATIO STREET
--------------------------------------------------------------------------------

                   [1 PHOTO OF 110-114 HORATIO STREET OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 6 - 110-114 HORATIO STREET
--------------------------------------------------------------------------------

           [MAP INDICATING LOCATION OF 110-114 HORATIO STREET OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       43

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 6 - 110-114 HORATIO STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:               $31,000,000

CUT-OFF DATE BALANCE:           $31,000,000

SHADOW RATING (FITCH/MOODY'S):  NAP

FIRST PAYMENT DATE:             June 7, 2005

INTEREST RATE:                  5.450%

AMORTIZATION:                   Interest Only

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  May 7, 2015

EXPECTED MATURITY BALANCE:      $31,000,000

SPONSOR:                        Rockrose Development Corporation

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Locked out until the earlier of April 7, 2008
                                or 2 years after the REMIC "start-up" date,
                                with U.S. Treasury defeasance thereafter.
                                Prepayable without penalty from and after
                                December 7, 2014.

LOAN PER UNIT:                  $201,298.70

UP-FRONT RESERVES:              None

ONGOING RESERVES:               RE Tax:                Springing

                                Insurance:             Springing

                                Cap Ex:                Springing

LOCKBOX:                        Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Multifamily

PROPERTY SUB-TYPE:              Mid Rise

LOCATION:                       New York, NY

YEAR BUILT/RENOVATED:           1900/1987

OCCUPANCY(1):                   100.0%

UNITS:                          154

THE COLLATERAL:                 154 unit, 6- and 9-story apartment buildings

OWNERSHIP INTEREST:             Fee

PROPERTY MANAGEMENT:            Rockrose Development Corporation

U/W NET OP. INCOME:             $2,349,831

U/W NET CASH FLOW:              $2,311,331

APPRAISED VALUE:                $45,000,000
3
CUT-OFF DATE LTV:               68.9%

MATURITY DATE LTV:              68.9%

DSCR:                           1.35x

POST IO DSCR:                   NAP
--------------------------------------------------------------------------------

(1) Occupancy is based on the rent roll dated February 23, 2005.

THE 110-114 HORATIO STREET LOAN

         THE LOAN. The sixth largest loan (the "110-114 Horatio Street Loan") as evidenced by the Promissory Note (the "110-114 Horatio Street Note") is secured by a first priority fee Consolidated, Amended and Restated Mortgage, Assignment
of Leases and Rents and Security Agreement (the "110-114 Horatio Street
Mortgage") encumbering the 91,859 square foot apartment building known as
110-114 Horatio Street, located in New York, New York (the "110-114 Horatio
Street Property"). The 110-114 Horatio Street Loan was originated on April [ ],
2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

         THE BORROWER. The borrower is 110-114 Horatio L.L.C., a Delaware limited liability company (the "110-114 Horatio Street Borrower") that owns no material asset other than the 110-114 Horatio Street Property and related interests. The 110-114 Horatio Street Borrower is a wholly-owned, direct subsidiary of Rockrose Development Corporation, the sponsor of the 110-114
Horatio Street Loan. Rockrose Development Corporation is a New York based owner-builder of commercial and residential real estate that was founded in 1967 by Henry, Kamran and Frederick Elghanayan.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       44

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

        THE PROPERTY. The 110-114 Horatio Street Property is located in New
York, New York, at 110-114 Horatio Street, in the West Village neighborhood of
Manhattan. The 110-114 Horatio Street Property was constructed in 1900 and renovated in 1987. It consists of a 91,859 square foot, 6- and 9-story, 154 unit apartment building. The composition of rental units is 96 studios, 40 one bedrooms and 18 two bedrooms.

        ESCROWS AND RESERVES. Upon the occurrence and continuance of a trigger period, the 110-114 Horatio Street Borrower is required to deposit: (a) all accrued insurance and real estate taxes for the insurance period and tax year into a reserve account and to deposit into this reserve account 1/12 of the total annual amount monthly; and (b) $20.83 per unit monthly into a Capital
Expenditure reserve. A "trigger period" is defined as when actual net operating income (tested at the end of any calendar quarter) is less than $1,964,632, and ending when actual net operating income for three consecutive calendar months is greater than actual net operating income as of the origination of the 110-114
Horatio Street Loan. The 110-114 Horatio Street Borrower may substitute letters of credit for any reserve deposits required under the 110-114 Horatio Street
Loan.

        PROPERTY MANAGEMENT. The 110-114 Horatio Street Property is managed by
Rockrose Development Corporation, which is the sponsor of the 110-114 Horatio
Street Loan. The management agreement is subordinate to the 110-114 Horatio
Street Loan.

        MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

        ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The 110-114 Horatio
Street Borrower may finance or lease equipment utilized at the 110-114 Horatio
Street Property, provided the aggregate of all payments for all equipment financed or leased for all periods after the date of calculation does not exceed
$500,000 and provided the annual aggregate payments for all such equipment does not exceed $100,000.

        RELEASE OF PARCELS.  Not allowed.

        Certain additional information regarding the 110-114 Horatio Street Loan and the 110-114 Horatio Street Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       45

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 7 - CHATEAU ON THE LAKE
--------------------------------------------------------------------------------

                    [3 PHOTOS OF CHATEAU ON THE LAKE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       46

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 7 - CHATEAU ON THE LAKE
--------------------------------------------------------------------------------

            [MAP INDICATING LOCATION OF CHATEAU ON THE LAKE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       47

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 7 - CHATEAU ON THE LAKE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:               $31,000,000

CUT-OFF DATE BALANCE:           $30,904,436

SHADOW RATING (FITCH/MOODY'S):  BBB-/Baa3

FIRST PAYMENT DATE:             March 1, 2005

INTEREST RATE:                  5.950%

AMORTIZATION:                   300 months

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  February 1, 2015

EXPECTED MATURITY BALANCE:      $24,030,661

SPONSOR:                        John Q. Hammons

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout through January 31, 2009. In connection
                                with any voluntary prepayment, the borrower
                                must pay a premium equal to the greater of a
                                yield maintenance premium and 1% of the
                                principal balance thereafter. Prepayable
                                without penalty on January 1, 2015.

LOAN PER ROOM:                  $102,672.54

UP-FRONT RESERVES:              RE Tax:           $381,008

                                Def.              $10,000

                                Maintenance:

                                FF&E:             $56,192

ONGOING RESERVES:               RE Tax:           Springing

                                Insurance:        Springing

                                FF&E:             $56,192 / month

                                Seasonality       $100,000 / month

                                Reserve:          (March-Nov.)

LOCKBOX(1):                     Soft, Springing to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Hospitality

PROPERTY SUB-TYPE:              Full Service

LOCATION:                       Branson, MO

YEAR BUILT/RENOVATED:           1997/2005

OCCUPANCY(2):                   57.7%

ROOMS:                          301

THE COLLATERAL:                 301-room full-service resort hotel

OWNERSHIP INTEREST:             Fee

PROPERTY MANAGEMENT:            John Q. Hammons Hotels, Inc.

U/W NET OP. INCOME:             $5,443,718

U/W NET CASH FLOW:              $4,765,002

U/W OCCUPANCY:                  57.7%

APPRAISED VALUE:                $49,500,000

CUT-OFF DATE LTV:               62.4%

MATURITY DATE LTV:              48.5%

DSCR:                           2.00x

POST IO DSCR:                   NAP
-------------------------------------------------------------------------------

(1)  A hard lockbox is triggered (i) if an event of default has occurred under the Loan, or (ii) if the Borrower or Property Manager is insolvent, or
     (iii) if the debt service coverage ratio is less than 1.20x.

(2)  Occupancy is based on operating statements dated December 31, 2004.

THE CHATEAU ON THE LAKE LOAN

         THE LOAN. The seventh largest loan (the "Chateau on the Lake Loan") is evidenced by a promissory note and is secured by a first priority deed of trust on the Chateau on the Lake property located in Branson, Missouri (the "Chateau on the Lake Property"). The Chateau on the Lake Loan was originated on January
7, 2005 by Bear Stearns Commercial Mortgage, Inc.

         THE BORROWER. The borrower is Chateau Lake, LLC, a Delaware limited liability company (the "Chateau on the Lake Borrower") that owns no material assets other than the Chateau on the Lake Property and related interests. The sponsor is John Q. Hammons, an original Holiday Inn franchisee, who has been actively involved in the hotel business since 1958 and has developed, owned and managed more than 150 hotels in 40 states.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       48

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

         THE PROPERTY. The Chateau on the Lake Property is a 301-room, AAA,
4-diamond, full-service resort hotel property located on 55 acres of lakefront property in the Ozarks resort area of Branson, Missouri. The Chateau on the Lake
Property is situated overlooking Table Rock Lake, within four miles of downtown
Branson and adjacent to the intersection of State Highways 165 and 265. The
Chateau on the Lake Property includes approximately 43,500 square feet of meeting and conference space, two restaurants and lounges, and a pool bar and grill. Additionally, there are various recreational amenities including a private marina with boat and water craft rentals, a private movie theater, day care center, indoor and outdoor pools, a spa, and a mile-long nature trail. An
8,500 square feet, full-service spa is currently under construction at the
Chateau on the Lake Property and scheduled for completion in mid-2005.

         ESCROWS AND RESERVES. An ongoing Seasonality Reserve of $100,000 per month will be collected during the 9 months between March and November of each year, yielding a balance of $900,000 per year, to be used to cover scheduled debt service payments during the months of December through February. The
Chateau on the Lake Borrower is also required to escrow $56,192 per month for
FF&E. This amount equals 1/12 of four percent (4%) of annual Gross Income as defined in the loan documents. The amount of the FF&E escrow shall be recalculated annually (beginning in 2006) on each January 1 during the term of the Chateau on the Lake Loan. Upon failure to provide evidence of payment of taxes and insurance, the Chateau on the Lake Borrower is required to deposit all accrued insurance and real estate taxes for the insurance period and tax year into a reserve account and to deposit into this reserve account 1/12 of the total annual amount monthly.

         PROPERTY MANAGEMENT. The Chateau on the Lake Property is managed by
John Q. Hammons Hotels, Inc., an entity related to the Chateau on the Lake
Borrower. John Q. Hammons Hotels, Inc. is a publicly traded hotel company (AMEX:
JQH), which currently owns and operates 60 hotels in 27 states totaling 14,528 guestrooms, predominantly under the Marriott, Embassy Suites and Holiday Inn flags.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

         ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

         RELEASE OF PARCELS.  Not allowed.

         Certain additional information regarding the Chateau on the Lake Loan and the Chateau on the Lake Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       49

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 8 - CAPITOL ARMS APARTMENTS
--------------------------------------------------------------------------------

                  [1 PHOTO OF CAPITOL ARMS APARTMENTS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       50

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 8 - CAPITOL ARMS APARTMENTS
--------------------------------------------------------------------------------

          [MAP INDICATING LOCATION OF CAPITOL ARMS APARTMENTS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       51

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 8 - CAPITOL ARMS APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:               $29,000,000

CUT-OFF DATE BALANCE:           $29,000,000

SHADOW RATING (FITCH/MOODY'S):  AA-/Aa2

FIRST PAYMENT DATE:             March 1, 2005

INTEREST RATE:                  5.000%

AMORTIZATION:                   Interest only through January 1, 2009.
                                Principal and interest payments of $155,678.27
                                beginning February 1, 2009 through maturity.

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  February 1, 2014

EXPECTED MATURITY BALANCE:      $26,743,500

SPONSOR:                        Stephen Rosen

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Locked out until the earlier of February 1,
                                2010 or 2 years after the REMIC "start-up"
                                date. Prepayable thereafter, subject to a
                                prepayment premium equal to the greater of 1%
                                of the loan amount or yield maintenance.
                                Prepayable without penalty from and after
                                November 1, 2013.

LOAN PER UNIT:                  $104,316.55

UP-FRONT RESERVES:              None

ONGOING RESERVES:               RE Tax:                Springing

                                Insurance:             Springing

                                Cap Ex:                $5,792/month

LOCKBOX:                        None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Multifamily

PROPERTY SUB-TYPE:              Mid Rise

LOCATION:                       New York, NY

YEAR BUILT/RENOVATED:           1920/1978 & 2003

OCCUPANCY(1):                   98.6%

UNITS:                          278

THE COLLATERAL:                 18-story urban apartment building with ancillary
                                retail

OWNERSHIP INTEREST:             Fee

PROPERTY MANAGEMENT:            Arco Management and Nesor Management

U/W NET OP. INCOME:             $3,904,903

U/W NET CASH FLOW:              $3,813,403

U/W OCCUPANCY:                  95.0%

APPRAISED VALUE:                $60,800,000

CUT-OFF DATE LTV:               47.7%

MATURITY DATE LTV:              44.0%

DSCR:                           2.59x

POST IO DSCR:                   2.04x
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated February 8, 2005.

THE CAPITOL ARMS APARTMENTS LOAN

         THE LOAN. The eighth largest loan (the "Capitol Arms Apartments Loan")
as evidenced by the Promissory Note (the "Capitol Arms Apartments Note") is
secured by a first priority fee of Mortgage and Security Agreement (the "Capitol
Arms Apartments Mortgage") encumbering the 157,344 square foot primarily residential building, containing 278 apartments, known as Capitol Arms
Apartments, located in New York, New York (the "Capitol Arms Apartments
Property"). The Capitol Arms Apartments Loan was originated on January 31, 2005 by Morgan Stanley Mortgage Capital Inc.

         THE BORROWER. The borrower is Fifty First-Capitol Associates, L.P., a
New York limited partnership (the "Capitol Arms Apartments Borrower") that owns no material asset other than the Capitol Arms Apartments Property and related interests. Stephen Rosen is the key principal, but holds an interest of less than 20%.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       52

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

         THE PROPERTY. The Capitol Arms Apartments Property is located in New
York, New York, at 840 Eighth Avenue, at the corner of 51st Street. The Capitol
Arms Apartments Property was originally constructed in 1920 and renovated in
1978 and 2003. It consists of a 157,344 square foot, 18-story primarily residential building divided into three components. The main component, on floors 2 through 15, contains 250 residential apartment (75 studios and 175 one-bedroom units) units reserved for income qualifying senior citizens under a new 20-year contract with the U.S. Department of Housing and Urban Development.
The second component consists of 28 rent stabilized and market rent apartments on floors 16 through 18. This component consists of 14 studios on the 16th floor, each with an outdoor balcony, 13 one-bedroom duplex units and one three-bedroom duplex unit, on floors 16 and 17. This component is subject to New
York City rent stabilization regulations; however, 8 units have reached the market rent threshold of $2,000 per month and are no longer regulated. The third component consists of 6,469 square feet of ground floor retail space that is leased to six tenants.

         ESCROWS AND RESERVES. Monthly deposits to a capital expenditures reserve in the amount of $5,792 are required only through February 1, 2007. The
Capitol Arms Apartments Borrower is required to escrow annual real estate taxes and insurance premiums only if an event of default occurs under the Capitol Arms
Apartments Loan.

         PROPERTY MANAGEMENT. The Capitol Arms Apartments Property is managed by
Nesor Management Corp. and Arco Management. The management agreement is subordinate to the Capitol Arms Apartments Loan.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

         ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The Capitol Arms
Apartments Borrower is permitted $500,000 of additional indebtedness. Such additional indebtedness is permitted so long as it (i) is unsecured, (ii) in the aggregate does not exceed $500,000, (iii) is evidenced by a note containing certain required subordination and standstill language, and (iv) is used solely for paying items related to the continued use and operation of the Capitol Arms
Apartments Property that either (a) are not immediate repairs or annual capital expenditures, or (b) are capital expenditures for which sufficient reserve funds under the Capitol Arms Apartments Loan are not available. Additionally, the
Capitol Arms Apartments Borrower may obtain junior mortgage financing provided that, among other things, the combined loan-to-value ratio of the junior financing and the Capitol Arms Apartments Loan will be 55% or less and the combined debt service coverage ratio will be 1.30x or more, and the subordinate lender shall have delivered an acceptable intercreditor, subordination and standstill agreement. The Capitol Arms Apartments Borrower may also enter into equipment leases, provided the amount of equipment leases plus trade debt does not exceed 3% of the outstanding Capital Arms Apartments Loan amount.

         RELEASE OF PARCELS.  Not allowed.

         Certain additional information regarding the Capitol Arms Apartments
Loan and the Capitol Arms Apartments Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       53

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 9 - WATERTOWN MALL
--------------------------------------------------------------------------------

                      [3 PHOTOS OF WATERTOWN MALL OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       54

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 9 - WATERTOWN MALL
--------------------------------------------------------------------------------

               [MAP INDICATING LOCATION OF WATERTOWN MALL OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       55

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 9 - WATERTOWN MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:               $20,000,000

CUT-OFF DATE BALANCE:           $20,000,000

SHADOW RATING (FITCH/MOODY'S):  A/Baa3

FIRST PAYMENT DATE:             February 1, 2005

INTEREST RATE:                  5.020%

AMORTIZATION:                   Interest Only

ARD:                            January 1, 2015

HYPERAMORTIZATION:              After the ARD, the loan interest
                                rate steps up to the greater of
                                5.020% plus 5% and the then
                                applicable Treasury Rate plus 5%;
                                additional payments to principal of
                                excess cash flow will be required
                                until the loan is paid in full.

MATURITY DATE:                  January 1, 2035

EXPECTED ARD BALANCE:           $20,000,000

SPONSOR:                        Watertown Mall Associates Limited
                                Partnership

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Locked out until the earlier of
                                January 1, 2008 or 2 years after
                                the REMIC "start-up" day, with U.S.
                                Treasury defeasance thereafter.
                                Prepayable without penalty from and
                                after October 1, 2014.

LOAN PER SF:                    $86.50

UP-FRONT RESERVES:              None

ONGOING RESERVES:               None

LOCKBOX:                        Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Retail

PROPERTY SUB-TYPE:              Anchored

LOCATION:                       Watertown, MA

YEAR BUILT/RENOVATED:           1975/1997

OCCUPANCY(1):                   97.4%

SQUARE FOOTAGE:                 231,201

THE COLLATERAL:                 Multi-tenant, anchored retail shopping center

OWNERSHIP INTEREST:             Fee

PROPERTY MANAGEMENT:            Rosen Associates Management Corp.

U/W NET OP. INCOME:             $2,766,439

U/W NET CASH FLOW:              $2,633,360

U/W OCCUPANCY:                  93.8%

APPRAISED VALUE:                $40,000,000

CUT-OFF DATE LTV:               50.0%

ARD LTV:                        50.0%

DSCR:                           2.59x

POST IO DSCR:                   NAP
--------------------------------------------------------------------------------

(1) Occupancy is based on the rent roll dated December 9, 2004.

THE WATERTOWN MALL LOAN

         THE LOAN. The ninth largest loan (the "Watertown Mall Loan") is evidenced by a promissory note and secured by a first priority mortgage on the
Watertown Mall retail property located in Watertown, Massachusetts (the
"Watertown Mall Property"). The Watertown Mall Loan was originated on December
29, 2004 by Wells Fargo Bank, NA.

         THE BORROWER. The borrower is Watertown Mall Associates Limited
Partnership, a Massachusetts limited partnership (the "Watertown Mall
Borrower"). The borrower is comprised of Founders Watertown Property Corporation
(17% General Partner) and the remaining 83% interest is held through Limited
Partnership interest. The Key Principals for the loan are Alan Mantell, Joel
Friedman, and Warren Haber. Together they own the 17% General Partner and are 3%
special limited partners, each with approximately a 1/3 interest. The remaining
80% of limited partnership interest is comprised of 40 limited partners, almost all of whom are individuals with no one limited partner owning more than 20%.

         THE PROPERTY. The Watertown Mall Property is a 231,201 square foot anchored shopping center located in Watertown, Massachusetts, approximately 5 miles west of the Boston CBD. The major tenants at the Watertown Mall Property include Target and Best Buy. Other major tenants include The Gap, Old Country
Buffet, Carter's, and Payless Shoesource. Mall shop sales for the trailing

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       56

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

12 months ending October 2004 were approximately $360 per square foot, reflecting an average occupancy cost of approximately 9.1%. Current overall occupancy of the Watertown Mall Property is approximately 97.4%.

-----------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
                                              AVERAGE BASE      % OF TOTAL       CUMULATIVE      % OF TOTAL       CUMULATIVE % OF
                              # OF LEASES      RENT PER SF      SQUARE FEET        % OF SF       BASE RENTAL        TOTAL RENTAL
           YEAR                 ROLLING          ROLLING          ROLLING          ROLLING    REVENUES ROLLING    REVENUES ROLLING
--------------------------- ---------------- ---------------- ---------------- -------------- ---------------- --------------------

          Vacant                  --               --               3%              3%              --                 --
--------------------------- ---------------- ---------------- ---------------- -------------- ---------------- --------------------
           MTM                     5             $28.88             3%              6%              8%                 8%
--------------------------- ---------------- ---------------- ---------------- -------------- ---------------- --------------------
           2005                    2             $23.12             1%              7%              2%                 10%
--------------------------- ---------------- ---------------- ---------------- -------------- ---------------- --------------------
           2006                    4             $20.91             10%             17%             18%                28%
--------------------------- ---------------- ---------------- ---------------- -------------- ---------------- --------------------
           2007                    3             $23.45             2%              19%             5%                 33%
--------------------------- ---------------- ---------------- ---------------- -------------- ---------------- --------------------
           2008                    2             $15.66             3%              22%             4%                 36%
--------------------------- ---------------- ---------------- ---------------- -------------- ---------------- --------------------
           2009                    2             $19.71             2%              25%             4%                 40%
--------------------------- ---------------- ---------------- ---------------- -------------- ---------------- --------------------
           2010                   --               --               --              25%             --                 40%
--------------------------- ---------------- ---------------- ---------------- -------------- ---------------- --------------------
           2011                   --               --               --              25%             --                 40%
--------------------------- ---------------- ---------------- ---------------- -------------- ---------------- --------------------
           2012                    1             $12.25             4%              29%             4%                 44%
--------------------------- ---------------- ---------------- ---------------- -------------- ---------------- --------------------
           2013                    1             $25.00             2%              30%             4%                 48%
--------------------------- ---------------- ---------------- ---------------- -------------- ---------------- --------------------
           2014                    1             $25.00             2%              32%             4%                 52%
--------------------------- ---------------- ---------------- ---------------- -------------- ---------------- --------------------
      2015 & Beyond                3              $8.40             68%            100%             48%               100%
-----------------------------------------------------------------------------------------------------------------------------------

         The following table presents certain information relating to the major tenants at the Watertown Mall Property:

-----------------------------------------------------------------------------------------------------------------------------------
                             CREDIT                                     ANNUALIZED     % OF TOTAL     ANNUALIZED
                             RATING                                    UNDERWRITTEN    ANNUALIZED    UNDERWRITTEN
                          (FITCH/MOODY'S                                   BASE       UNDERWRITTEN   BASE RENT ($
      TENANT NAME            S&P)(1)       TENANT NRSF    % OF NRSF        RENT        BASE RENT      PER NRSF)     LEASE EXPIRATION
------------------------- -------------- -------------- -------------- ------------- -------------- -------------- -----------------

Best Buy                   BBB/Baa3/BBB     44,763           19%        $805,734          28%           $18.00        1/31/2015
------------------------- -------------- -------------- -------------- ------------- -------------- -------------- -----------------
Target                       A+/A2/A+       106,574          46%        $403,884          14%            $3.79       10/31/2015
------------------------- -------------- -------------- -------------- ------------- -------------- -------------- -----------------
The Gap                   BBB-/Ba1/BBB-     12,000            5%        $216,000           7%           $18.00        1/31/2006
------------------------- -------------- -------------- -------------- ------------- -------------- -------------- -----------------
Commonwealth of Mass.        --/--/--        6,599            3%        $184,772           6%           $28.00        1/31/2006
------------------------- -------------- -------------- -------------- ------------- -------------- -------------- -----------------
Old Country Buffet           --/--/--        9,600            4%        $117,600           4%           $12.25       12/31/2012
------------------------- -------------- -------------- -------------- ------------- -------------- -------------- -----------------
Work `N Gear                 --/--/--        4,581            2%        $114,525           4%           $25.00        1/31/2014
------------------------- -------------- -------------- -------------- ------------- -------------- -------------- -----------------
The Avenue                   --/--/--        4,900            2%        $102,900           4%           $21.00        1/31/2015
------------------------- -------------- -------------- -------------- ------------- -------------- -------------- -----------------
Carter's                     --/--/--        4,000            2%        $100,000           3%           $25.00        6/30/2013
------------------------- -------------- -------------- -------------- ------------- -------------- -------------- -----------------
Balsam's Card & Gift         --/--/--        3,567            2%         $85,608           3%           $24.00       12/31/2004
------------------------- -------------- -------------- -------------- ------------- -------------- -------------- -----------------
Belmont Savings Bank         --/--/--        1,750            1%         $77,263           3%           $44.15        3/31/2005
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

         ESCROWS AND RESERVES.  None

         PROPERTY MANAGEMENT. The property is managed by Rosen Associates
Management Corp., a private third-party management company. The management agreement is subordinate to the Watertown Mall Loan.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

         ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

         RELEASE OF PARCELS.  Not allowed.

         Certain additional information regarding the Watertown Mall Loan and the Watertown Mall Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       57

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 10 - VERNON CIRCLE SHOPPING CENTER
--------------------------------------------------------------------------------

               [2 PHOTOS OF VERNON CIRCLE SHOPPING CENTER OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       58

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 10 - VERNON CIRCLE SHOPPING CENTER
--------------------------------------------------------------------------------

       [MAP INDICATING LOCATION OF VERNON CIRCLE SHOPPING CENTER OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       59

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 10 - VERNON CIRCLE SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:               $18,750,000

CUT-OFF DATE BALANCE:           $18,750,000

SHADOW RATING (FITCH/MOODY'S):  NAP

FIRST PAYMENT DATE:             March 1, 2005

INTEREST RATE:                  4.830%

AMORTIZATION:                   Interest Only

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  February 1, 2010

EXPECTED MATURITY BALANCE:      $18,750,000

SPONSOR:                        Louis L. Ceruzzi, Jr.

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Locked out until the earlier of
                                January 24, 2008 or 2 years after
                                the REMIC "start-up" date, with U.S.
                                Treasury defeasance thereafter.
                                Prepayable without penalty from and
                                after November 1, 2009.

LOAN PER SF:                    $77.83

UP-FRONT RESERVES:              Cap Ex:             $53,632

ONGOING RESERVES:               Cap Ex:             See discussion below

LOCKBOX(1):                     Soft, Springing
                                to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Retail

PROPERTY SUB-TYPE:              Anchored

LOCATION:                       Vernon, CT

YEAR BUILT/RENOVATED:           1975/1997-1998

OCCUPANCY(2):                   100.0%

SQUARE FOOTAGE:                 240,916

THE COLLATERAL:                 Multi-building shopping center complex

OWNERSHIP INTEREST:             Fee

PROPERTY MANAGEMENT:            Ceruzzi Properties, LLC

U/W NET OP. INCOME:             $2,045,967

U/W NET CASH FLOW:              $1,923,100

U/W OCCUPANCY:                  95.0%

APPRAISED VALUE:                $27,000,000

CUT-OFF DATE LTV:               69.4%

MATURITY DATE LTV:              69.4%

DSCR:                           2.09x

POST IO DSCR:                   NAP
--------------------------------------------------------------------------------

(1) A lockbox is in place with respect to the Vernon Circle Shopping Center
Loan. However, if no cash sweep period is occurring, the borrower may withdraw funds from the account. A cash sweep period is defined as any time that an uncured event of default exists, or debt service coverage has fallen below
1.75x, based on a trailing twelve month period. The cash sweep period based on debt service coverage will end when debt service coverage is 1.75x or greater, but not earlier than six months after the date that the cash sweep period began.
Funds in the lockbox account are used to fund basic carrying costs (insurance premiums and taxes), debt service and the recurring replacement reserve for capital expenditures. During an O&M Operative period (described below), funds in the lockbox will also be applied to operating expenses, capital expenditures actually incurred, approved extraordinary expenses, and a curtailment reserve
(which will serve as additional collateral for the Vernon Circle Shopping Center
Loan).

(2) Occupancy is based on the rent roll dated December 2, 2004. Stop & Shop master leases 9,055 SF of in-line space, which is included in the occupancy calculation.

THE VERNON CIRCLE SHOPPING CENTER LOAN

         THE LOAN. The tenth largest loan (the "Vernon Circle Shopping Center
Loan") as evidenced by the Promissory Note (the "Vernon Circle Shopping Center
Note") is secured by a first priority fee Open-End Mortgage Deed, Assignment of
Rents, Security Agreement and Fixture Filing (the "Vernon Circle Shopping Center
Mortgage") encumbering the 240,916 square foot anchored shopping center known as
Vernon Circle Shopping Center, located in Vernon, Connecticut (the "Vernon
Circle Shopping Center Property"). The Vernon Circle Shopping Center Loan was
originated by Morgan Stanley Mortgage Capital Inc. on January 24, 2005.

         THE BORROWER. The borrower is CE Vernon LLC, a Delaware limited liability company, and CE Vernon II LLC, a Delaware limited liability company
(collectively, the "Vernon Circle Shopping Center Borrower") that own no material asset other than the Vernon Circle Shopping Center Property and related interests. The Vernon Circle Shopping Center Borrower is equally owned by CE
Investment Associates LLC (whose sole managing member is controlled by Louis L.
Ceruzzi, Jr., the sponsor of the Vernon Circle Shopping Center Loan) and L/C
Family Limited Partnership I. Louis L. Ceruzzi, Jr. and Ceruzzi Properties, LLC
is a property developer based in Connecticut who has developed more than
4,000,000 square feet of retail shopping centers in the Northeast United States since 1988.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       60

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

         THE PROPERTY. The Vernon Circle Shopping Center Property is located in
Vernon, Connecticut, at 295 Hartford Turnpike and 10 Pitkin Road. The Vernon
Circle Shopping Center Property is located in a primary commercial corridor outside of Hartford. The Vernon Circle Shopping Center Property was originally constructed in 1975 and was renovated in 1997-1998. It consists of four retail buildings containing a gross leasable area of 240,916 square feet. The improvements are situated on two non-contiguous parcels. The Vernon Circle
Shopping Center Property is situated on approximately 34.4 acres and includes
1,093 parking spaces. The Vernon Circle Shopping Center Property is anchored by
Kmart, Stop & Shop Supermarket, CFO Fashion Outlet and Sears Hardware. Kmart
occupies 34.9% of the gross leasable area and reports $204.94 sales per square foot, Stop & Shop Supermarket occupies 27.9% of the gross leasable area and sales are reportedly $847.22 per square foot, while CFO Fashion Outlet and Sears
Hardware occupy 12.8% and 9.0% of the gross leasable area, respectively.

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------

                             # OF        AVERAGE BASE      % OF TOTAL    CUMULATIVE %    % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET        OF SF       RENTAL REVENUES       TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING         ROLLING           ROLLING       REVENUES ROLLING
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------

         Vacant               --              --               --             --               --                  --
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2005                --              --               --             --               --                  --
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2006                 2            $8.64              7%             7%               6%                  6%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2007                 2            $12.76            12%             18%              16%                22%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2008                 1            $10.00             4%             22%              4%                 26%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2009                --              --               --             22%              --                 26%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2010                 1            $3.19             35%             57%              12%                38%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2011                 1            $6.75             13%             70%              9%                 47%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2012                 1            $9.00              2%             72%              2%                 49%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2013                --              --               --             72%              --                 49%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2014                --              --               --             72%              --                 49%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
     2015 & Beyond             1            $17.30            28%            100%              51%                100%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------

     The following table presents certain information relating to the major tenants at the Vernon Circle Shopping Center Property:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                       % OF TOTAL    ANNUALIZED
                                 CREDIT RATING                          ANNUALIZED     ANNUALIZED   UNDERWRITTEN
                                    (FITCH/        TENANT      % OF    UNDERWRITTEN   UNDERWRITTEN  BASE RENT ($       LEASE
TENANT NAME                     MOODY'S/S&P)(1)     NRSF       NRSF      BASE RENT     BASE RENT      PER NRSF)      EXPIRATION
------------------------------ ---------------- ----------- --------- -------------- ------------- -------------- ---------------

Stop & Shop                       BB/Ba2/BB       67,331       28%     $1,164,627        51%          $17.30       10/31/2028
------------------------------ ---------------- ----------- --------- -------------- ------------- -------------- ---------------
Sears Hardware(2)                BB/Ba1/BB+       21,600        9%      $285,120         13%          $13.20       11/30/2007
------------------------------ ---------------- ----------- --------- -------------- ------------- -------------- ---------------
Kmart                            BB/Ba1/BB+       84,180       35%      $268,700         12%           $3.19        2/28/2010
------------------------------ ---------------- ----------- --------- -------------- ------------- -------------- ---------------
CFO Fashion                       --/--/--        30,750       13%      $207,563          9%           $6.75        8/31/2011
------------------------------ ---------------- ----------- --------- -------------- ------------- -------------- ---------------
NAMCO Pool & Patio                --/--/--        14,500        6%      $123,250          5%           $8.50        1/31/2006
------------------------------ ---------------- ----------- --------- -------------- ------------- -------------- ---------------
Stop & Shop (master lease)(3)     --/--/--        9,055         4%       $90,550          4%          $10.00        9/30/2008
------------------------------ ---------------- ----------- --------- -------------- ------------- -------------- ---------------
Town Fair Tire                    --/--/--        6,500         3%       $73,450          3%          $11.30        3/31/2007
------------------------------ ---------------- ----------- --------- -------------- ------------- -------------- ---------------
99 Restaurant                     --/--/--        5,500         2%       $49,500          2%           $9.00       12/31/2012
------------------------------ ---------------- ----------- --------- -------------- ------------- -------------- ---------------
Classy Nails & Hair               --/--/--        1,500         1%       $15,000          1%          $10.00        1/31/2006
---------------------------------------------------------------------------------------------------------------------------------

(1) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2) The Sears Hardware tenant is a subtenant of Stop & Shop.

(3) Stop & Shop master leases 9,055 SF of in-line space. This master-leased space is currently unoccupied.

         ESCROWS AND RESERVES. The Vernon Circle Shopping Center Borrower is
required to deposit into a Recurring Replacement Reserve a monthly installment of $3,814, adjusted for inflation. During an O&M Operative Period, funds in the property lockbox will also be applied to operating expenses, capital expenditures actually incurred, approved extraordinary expenses, and a curtailment reserve (which will serve as additional collateral for the Vernon
Circle Shopping Center Loan). An "O&M Operative Period" is defined as the period commencing upon the earlier to occur of (i) the long-term unsecured debt rating of the guarantor under the Stop & Shop lease falling below "B+" or "B1" by
Standard & Poor's and Moody's, respectively, and (ii) Stop & Shop ceasing operations at the Vernon Circle Shopping Center Property. The O&M Operative
Period will terminate (x) in the event the O&M Operative Period has commenced pursuant to clause (i) above, on the first loan payment date after the long-term unsecured debt rating of the guarantor under the Stop & Shop lease shall exceed
"B+" and "B1" by Standard & Poor's and Moody's, respectively, for a period of more than six months and (y) in

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       61

                          $1,055,718,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP18

the event the O&M Operative Period has commenced pursuant to clause (ii) above, on the first loan payment date after Stop & Shop shall continuously operate for more than six months.

         PROPERTY MANAGEMENT. The Vernon Circle Shopping Center Property is
managed by Ceruzzi Properties, LLC, which is an affiliate of the Vernon Circle
Shopping Center Loan's sponsor. The management agreement is subordinate to the
Vernon Circle Shopping Center Loan.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

         ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

         RELEASE OF PARCELS.  Not allowed.

         Certain additional information regarding the Vernon Circle Shopping
Center Loan and the Vernon Circle Shopping Center Property is set forth on
Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       62

                      STATEMENT REGARDING ASSUMPTIONS AS TO
                      -------------------------------------
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
               ---------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
Information is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley &
Co. Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.
Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions
(historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce.
Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the
Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.
Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the
Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current.
Contact your registered representative for the Offering Documents, current
Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The
Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the
Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.